General Security Agreement - Commercial (Connecticut)
                                         June 28, 1996

     In consideration of any loans, extensions of credit, or other financial accommodations made or to be made by FIRST UNION BANK OF CONNECTICUT (the "Bank") and/or to secure the Liabilities of ENERGY RESEARCH CORPORATION (the
"Debtor"), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Debtor and the Bank hereby agree as follows:

A. Definitions. As used herein, the following terms shall have the following meanings:

  1. Affiliate.  The Term "Affiliate" means First Union
Corporation and any of its direct and indirect affiliates and subsidiaries.

  2. Books and Records. The term "Books and Records" means all of the Debtor's books and records, including, but not limited to, records indicating, summarizing, or evidencing the Collateral, the Liabilities, and the Debtor's property, business operations, or financial condition; computer runs, invoices, tapes, processing software, processing contracts
(such as contracts for computer time and services) and any computer prepared information, tapes, or data of every kind and description, whether in the possession of the Debtor or in the possession of third parties.

  3. Collateral. The term "Collateral" means the following types or items of property of the Debtor, whether now owned or hereafter acquired:

   ACCOUNTS: All accounts, accounts receivable, contract rights, bills, acceptances, Chattel Paper (as hereinafter defined), General Intangibles (as hereinafter defined), Instruments (as hereinafter defined), Letters of Credit (as hereinafter defined), and other forms of obligations arising out of the sale, lease or consignment of goods or the rendition of services by the debtor (the "Accounts"), together with any property evidencing or relating to the Accounts (such as guaranties and credit insurance), any security for the Accounts and all Books and Records relating thereto.

  INVENTORY: All inventory of every nature, kind, and description, wherever located, including, without limitation, raw materials, goods, work in process, finished goods, parts or supplies; all goods and property held for sale or lease or to be furnished under contracts of service; all goods and inventory returned, reclaimed or repossessed; all General Intangibles and any Documents (as hereinafter defined) relating to, arising from or evidencing any of the foregoing (the "Inventory").

   EQUIPMENT: All machinery and equipment, furniture, fixtures, whether or not affixed to realty, tools, motor vehicles, and all accessions, accessories, replacements and the rights of the Debtor under any manufacturer's warranties relating to the foregoing (the "Equipment").

   CHATTEL PAPER: All chattel paper, including, but not limited to, any writing or writings which evidence both a monetary obligation and a security interest in or a lease of specific goods (the "Chattel Paper").

   GENERAL INTANGIBLES: All general intangibles, including, without limitation, any personal property, choses in action, causes of action, goodwill, tax refunds, licenses, franchises, trademarks, trade names, service marks, copyrights, customer lists and patents, and all rights under license agreements for use of the same (the
"General Intangibles").

   INSTRUMENTS: All instruments, including, without limitation, bills of exchange, notes, and all negotiable and non-negotiable instruments, all certificated securities, all certificates of deposit and any other writing which evidences a right to the payment of money and is not itself a security agreement or lease and is of a type which is in the ordinary course of business transferred by delivery with any necessary endorsement or assignment (the "Instruments").

   DOCUMENTS: All documents, including, but not limited to, documents of title (as that term is defined in the Uniform Commercial Code) and any and all receipts, including, but not limited to, receipts of the kind described in Article 7 of the Uniform Commercial Code (the
"Documents").

  LETTERS OF CREDIT: All letters of credit, including, but not limited to, any written undertaking to pay money conditioned upon presentation of specified documents, and advices of letters of credit (the "Letters of Credit").

 THE ITEMS OR TYPES OF PROPERTY DESCRIBED IN SCHEDULE A.3
HERETO.

And all proceeds of any/or all of the foregoing and all property which is within the definition of proceeds as it is defined in the Uniform Commercial Code, including without limitation, whatever is received upon the use, lease, sale, exchange, collection, any other utilization or any disposition of any of the foregoing property described in this section A.3., whether cash or non-cash, all rental or lease payments, Accounts, Chattel
Paper, Instruments, Documents, contract rights, General
Intangibles, Equipment, Inventory, substitutions, additions, accessions, replacements, products, and renewals of, for, or to such property and all insurance therefor
(collectively, the "Proceeds").

 4. Environmental Laws. The term "Environmental Laws" means, without limitation, all legal requirements of any governmental authority pertaining to the environment and all laws, regulations, and executive orders, federal, state and local, pertaining to environmental matters, as the same may be amended, replaced or supplemented from time to time.

 5. ERISA: The term "ERISA" means 29 U.S.C. 1001 et seq., as amended from time to time, and all rules, regulations, orders and publications adopted or promulgated pursuant thereto.

 6. Liabilities. The term "Liabilities" means any and all obligations and indebtedness of every kind and description of the Debtor owing to the Bank or to any Affiliate, whether or not under the Loan Documents, and whether such debts or obligations are primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, contractual or tortious, arising by operation of law, by overdraft, or otherwise, or now or hereafter existing, including, without limitation, principal, interest, fees, late fees, expenses, attorneys' fees and costs, and/or the allocated fees and costs of the Bank's in-house legal counsel, that have been or may hereafter be contracted or incurred.

 7. Loan Documents. The term "Loan Documents" means all credit accommodations, notes, loan agreements, and any other agreements and documents, now or hereafter existing, creating, evidencing, guarantying, securing or relating to any or all of the Liabilities, together with all amendments, modifications, renewals, or extensions thereof.

 8. Obligor. The term "Obligor" means the Debtor and each and every maker, endorser, guarantor, or surety of or party obligated for any of the Liabilities.

 9. Security Agreement. The term "Security Agreement" means this General Security Agreement, together with all schedules and exhibits hereto and all amendments and modifications as may from time to time be in effect with respect hereto.

 10.  Uniform Commercial Code.  The term "Uniform
Commercial Code" means the Uniform Commercial Code, in effect from time to time in the State of Connecticut.

Unless the context otherwise requires, all capitalized terms not specifically defined herein which are defined in the Uniform Commercial Code shall have the means stated therein.

B. Security Interest. In order to secure the due and punctual payment and performance of the liabilities, the Debtor hereby grants to the Bank a continuing security interest in and general lien upon its right, title and interest in (i) the Collateral, and (ii) all property of the Debtor now or hereafter in the actual or constructive possession of the Bank and/or any Affiliate in any capacity whatsoever, including but not limited to, any balance or share of any deposit, trust or agency account. If the Debtor has granted any security interest(s) to the Bank in any or all of the Collateral prior to the date of this Security Agreement, this Security Agreement shall be deemed to be a reaffirmation of the previously granted security interest(s) and an amendment and restatement of any previously executed Security Agreement(s). It is the intention of the Debtor, all Obligors and the Bank that all existing security interests will remain continuously perfected. The security interests granted are granted as security only and shall not subject the Bank to, or in any way affect or modify, any obligation or liability of the Debtor or any other Obligor with respect to any of the Collateral or any transaction which gave rise thereto.

C.   Further Assurances;  Filing; Treatment of Collateral.

   1. Delivery of Documents; Power of Attorney. At any time and from time to time, upon the demand of the Bank, the Debtor will, at the Debtor's expense (i) immediately give, execute, deliver, pledge, endorse, file, and/or record any notice, statement, financing statement, instrument, document, chattel paper, agreement, or other papers that may be necessary or desirable, or that the Bank may request, in order to create, preserve, perfect, or validate any security interest granted pursuant hereto or intended to be granted hereunder or to enable the Bank to exercise or enforce its rights hereunder or with respect to such security interest; and (ii) keep, stamp, or otherwise mark any and all documents, instruments, chattel paper, and its Books and Records relating to the Collateral in such manner as the Bank may require. The Debtor hereby irrevocably appoints the Bank (and any of its attorneys, officers, employees, or agents) as its true and lawful attorney-in-fact, said appointment being coupled with an interest, with full power of substitution, in the name of the Debtor, the Bank, or otherwise, for the sole use and benefit of the Bank in its sole discretion, but at the Debtor's expense, to exercise, to the extent permitted by law, in its name or in the name of the Debtor or otherwise, the powers set forth herein, upon the occurrence of an Event of Default (i) to endorse the name of the Debtor upon any instruments of payment, freight, or express bill, bill of lading, storage, or warehouse receipt relating to the Collateral and to demand, collect, receive payment of, settle, or adjust all or any of the Collateral; (ii) to correspond and negotiate directly with insurance carriers; and (iii) to sign and file one or more financing statements naming the Debtor as debtor and the Bank as secured party to execute any notice, statement, instruments, agreement, or other paper that the Bank may require to create, preserve, perfect, or validate any security interest granted pursuant hereto or to enable the Bank to exercise or enforce its rights hereunder or with respect to such security interest. Neither the Bank nor its attorneys, officers, employees, or agents shall be liable for acts, omissions, any error in judgment, or mistake in fact in its/their capacity as attorney-in-fact.
This power, being coupled with an interest is irrevocable until the Liabilities have been fully satisfied. At the Bank's sole option, and without the debtor's consent, the Bank may file a carbon, photographic, or other reproduction of this Security Agreement or any financing statement executed pursuant hereto as a financing statement in any jurisdiction so permitting. The Bank is expressly authorized to file financing statements without the Debtor's signature.

  2.  Bank's Rights in Collateral; Custody of Collateral.
With respect to the Collateral, or any part thereof, the right is expressly granted to the Bank, at its sole discretion, upon the occurrence of an Event of Default (i) to transfer or register in the name of itself or its nominee any of the Collateral, and whether or not so transferred or registered, to receive the income and dividends thereon, including stock dividends and rights to subscribe, and to hold the same as a part of the Collateral and/or apply the same to the Liabilities; (ii) to exchange any of the Collateral for other property upon the reorganization, recapitalization, or other readjustment and in connection therewith, to deposit the Collateral or any part thereof with any nominee or depository upon such terms as the Bank may determine in its sole discretion; and (iii) extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Collateral, or refrain from exercising any right against any Collateral. With respect to the Collateral, or any part thereof, which at any time may come into the possession, custody, or under the control of the Bank or any of its Affiliates, agents or correspondents, the Debtor hereby acknowledges and agrees that the Bank's sole duty with respect to the custody, safekeeping and physical preservation of such Collateral, whether pursuant to
Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as it deals with similar property for its own account. Neither the Bank, nor any of its directors, officers, employees, Affiliates, agents or correspondents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so.

D. Representations and Warranties. The Debtor represents and warrants to the Bank, which representations and warranties shall be continuing representations and warranties until all of the Liabilities are satisfied in full, and covenants with the Bank as follows:

 1. Security Agreement Questionnaire; Place of Business;
Locations of Collateral. All information provided by the Debtor to the Bank and set forth on the Security Agreement
Questionnaire is true and correct as of the date hereof.
The sole place of business or chief executive office of the Debtor (if the Debtor has more than one place of business) or residence (if the Debtor has no place of business) and the location where the Debtor maintains its Books and Records is the address set forth under the Debtor's signature in this Security Agreement or at the location(s) hereafter disclosed to the Bank pursuant to Paragraph E.1.
hereof. All other places of business of the Debtor, locations of Collateral, or addresses from which invoices are sent, if any, are listed below the signature(s) of the Debtor or at the location(s) hereafter disclosed to the Bank pursuant to Paragraph E.1. hereof;

 2. Duly Authorized; Not in Violation of Law; No Consents
Required.  This Security Agreement and the other Loan
Documents have been duly authorized, executed, and delivered, and constitute the legal, valid, and binding obligations of the Debtor, enforceable against the Debtor in accordance with their terms. This Security Agreement and the other Loan Documents do not and will not violate any law, the organizational documents, or by-laws of the Debtor, or any other agreement or instrument to which the Debtor or any of its property may be bound or subject.
Neither the Debtor nor the Collateral are in violation of or subject to any existing, pending or threatened investigation or inquiry pertaining to an alleged violation of any Environmental Law. No consent or approval of any person or entity, or of any public authority, is necessary for the valid execution, delivery and performance of this Security Agreement, or any other Loan Documents;

 3. Protection of the Collateral. The Debtor is or, to the extent that any Collateral will be required after the date hereof, will be, the sole owner of the Collateral, holding good and marketable title thereto, and covenants to keep the Collateral free from any lien, security interest, encumbrance, or claim of any person or entity other than the liens and encumbrances of the Bank. The Debtor has the right to grant the security interests created by this Security Agreement. The security interests granted and reaffirmed by this Security Agreement constitute first priority perfected security interests in the Collateral except as listed on Schedule D.3 hereto. The Debtor shall keep the Collateral in good order and repair, reasonable wear and tear excepted, and will not waste or destroy the Collateral or any part thereof. The Debtor shall maintain insurance at all times with respect to the Collateral against the risks of fire, theft, and such other risks as the Bank may require, containing such terms, in such form and amounts, for such periods and written by such companies as are acceptable to the Bank in its sole discretion. All such policies of insurance shall name the Bank as loss payee and shall provide for not less than thirty (30) days' prior written notice to the Bank of intended cancellation or reduction in coverage. The Debtor shall furnish the Bank with certificates or other evidence satisfactory to the Bank of compliance with the foregoing insurance provisions. The
Bank shall have the right (but shall be under no obligation) to pay any of the premiums on such insurance and all such payments shall become part of the Liabilities and be considered an advance at the highest rate of interest provided for in the Loan Documents. The Debtor expressly authorizes its insurance carriers to pay proceeds of all insurance policies covering all or any part of the Collateral directly to the Bank. If requested by the Bank, the Debtor shall give notice of the Bank's security interests in the Collateral to any third person with whom the Debtor has any actual or prospective contractual relationship or other business dealings;

 4. Materially Misleading Statements. No representation, warranty or statement made herein, in the Security
Agreement Questionnaire, or in any certificate or document furnished or to be furnished pursuant hereto contains or will contain any untrue statement of fact or omits or will omit any fact necessary to make it not misleading.

E. Covenants The Debtor hereby covenants and agrees that for as long as any Liabilities are outstanding:

  1.  Changes in Location of Chief Executive Office,
Residence, Books and Records, Collateral. The Debtor shall provide the Bank with prompt written notice of (i) any intended change in the chief executive office or residence of the Debtor, and/or the office where the Debtor maintains its Books and Records; and (ii) the location or movement of any Collateral to or at an address other than the Debtor's address as set forth on the signature page hereof, all such notices to be received by the Bank at least thirty (30) days prior to the effective date of any such change. If any such new location as set forth in subparagraphs (i) and
(ii) hereof is on leased or mortgaged premises, the Debtor will furnish the Bank, prior to the effective date of any such change, with landlord's or mortgagee's waivers pertaining to such premises in form and substance satisfactory to the Bank in its sole discretion;

  2.  Prompt Payment of Taxes; Delivery to Bank of Proof of
Payment. The Debtor shall promptly pay any and all taxes, assessments, and/or governmental charges upon the Collateral on the dates such taxes, assessments, and/or governmental charges are due and payable, except to the extent that such taxes, assessments, and/or charges are contested in good faith by the Debtor by appropriate proceedings and for which the Debtor is maintaining adequate reserves. Upon request of the Bank, the Debtor shall deliver to the Bank such receipts and other proofs of payment as the Bank may request;

  3. Delivery of Instruments, Chattel Paper and Documents of Title. Immediately upon receipt of any instrument, Chattel Paper, and/or Document (including bills of lading and warehouse receipts), the Debtor shall deliver such Collateral to the Bank and shall execute any form of assignment or endorsement requested by the Bank with respect thereto;

  4.    Notice of Adverse Changes, Events of Default,
Seizures and Institution of Litigation. The Debtor shall immediately notify the Bank of (i) any adverse change in its business, property, or financial condition, including, without limitation, any loss of or damage to any Collateral; (ii) the occurrence of an Event of Default under this Security Agreement; (iii) any seizure of the Collateral or any claims or alleged claims of third parties to the Collateral; and (iv) the institution of any litigation, arbitration, governmental investigation, or administrative proceedings against or affecting the Debtor or any of the Collateral;

  5. Disposition of Collateral. The Debtor shall not sell, offer to sell, otherwise assign, or permit the involuntary transfer of, or disposition of the Collateral or any interest therein, without the prior written consent of the Bank; provided, however, that unless the Bank notifies the Debtor otherwise, the Debtor may sell its inventory in the ordinary course of its business;

  6.    Maintenance and Inspection of Books and Records,
Equipment and Inventory.  The Debtor shall maintain
complete and accurate Books and Records and, if the
Collateral consists of Inventory or Equipment, the Debtor
shall make all necessary entries therein to reflect the
locations of its Inventory and Equipment.  The Debtor shall
permit the Bank and its authorized agents and
representatives to have full, complete and unrestricted
access to the Books and Records at all reasonable times to
inspect, audit and make copies of any and all such Books
and Records and, if the Collateral consists of Inventory or
Equipment, the Debtor shall permit the Bank and its
authorized agents and representatives to inspect any or all
of the Inventory and Equipment at all reasonable times.
Upon submission to the Debtor of an invoice therefore, the
Debtor will reimburse the Bank for any and all fees and
costs related to any inspection and/or audit by the Bank
and its authorized agents and representatives.    Upon the
request of the Bank, the Debtor shall deliver to the Bank all evidence of ownership in the Collateral, including certificates of title with the Bank's interest appropriately noted on the certificate and if any of the Collateral is located upon land which is the subject of a lease ore mortgage, the Debtor shall deliver an agreement of subordination from the landlord or mortgagee providing that any lien of such party shall be subordinate to the security interest of the Bank granted herein. The Bank's rights hereunder shall be enforceable at law or in equity, and the Debtor consents to the entry of judicial orders or injunctions enforcing specific performance of such obligations hereunder; and

  7. Assignment of Accounts. With respect to Accounts that are Collateral, the Debtor shall, upon request, immediately give to the Bank, in a form acceptable to the Bank, assignments of all Accounts, all original and other documents evidencing a right to payment of Accounts, agings, lists of account debtors, copies of purchase orders, invoices, shipping and delivery receipts, and such other data concerning the Accounts as the Bank may request. If any of the Accounts that are Collateral arise out of contracts with the United States or any of its departments, agencies, or instrumentalities, the Debtor shall immediately notify and identify same to the Bank, and shall promptly execute and deliver to the Bank an assignment of claims for such Accounts in form acceptable to the Bank, and shall take all steps deemed necessary or desirable by the Bank to protect the Bank's interest therein under the Federal Assignment of Claims Act or any similar law or regulation. The Debtor agrees that the Bank and its authorized agents and representatives shall at all times have the right to confirm orders and to verify any or all of the Accounts in the Bank's name, or in any fictitious name used by the Bank for verifications.

F. Events of Default. The occurrence of an Event of Default under the Loan Agreement shall constitute an event of default ("Event of Default") under this Security
Agreement.

G.   Remedies.

  1.  Acceleration of Liabilities; General Rights of Bank.
Upon the occurrence of an Event of Default described in Section F, at the Bank's sole option, the Bank's commitment, if any, to make any further advances or loans to the Debtor under any Loan Document shall terminate and all Liabilities shall immediately become due and payable in full, all without protest, presentment, demand or further notice of any kind to the Debtor or any other Obligor, all of which are expressly waived. Upon and following an Event of Default, the Bank may, at its option, exercise any and all rights and remedies it has under this Security
Agreement, any other Loan Document and/or applicable law.

  2. Right of Set-off. If any of the Liabilities shall be due and payable or any one or more Events of Default shall have occurred, whether or not the Bank shall have made any demand under any of the Loan Documents, and regardless of the adequacy of any Collateral for the Liabilities or other means of obtaining repayment of the Liabilities, the Bank shall have the right, without notice to the Debtor or to any other Obligor, and is specifically authorized hereby to setoff against and apply to the then unpaid balance of the Liabilities any items or funds of the Debtor and/or any Obligor held by the Bank or any Affiliate, any and all deposits (whether general or special, time or demand, matured or unmatured) or any other property of the Debtor and/or any Obligor, including, without limitation, securities and/or certificates of deposit, now or hereafter maintained by the Debtor and/or any Obligor for its or their own account with the Bank or any Affiliate, and any other indebtedness at any time held or owing by the Bank or any Affiliate to or for the credit or the account of the Debtor and/or any Obligor, even if effecting such set-off results in a loss or reduction of interest or the imposition of a penalty application to the early withdrawal of time deposits. For such purpose, the Bank shall have, and the Debtor hereby grants to the Bank, a first lien on and security interest in such deposits, property, funds, and accounts, and the proceeds thereof. The Debtor further authorizes any Affiliate, upon and following the occurrence of an Event of Default, at the request of the Bank, and without notice to the Debtor, to turn over to the Bank any property of the Debtor, including, without limitation, funds and securities held by the Affiliate for the Debtor's account, and to debit any deposit account maintained by the Debtor with such Affiliate (even if such deposit account is not then due or there results a loss or reduction of interest or the imposition of a penalty in accordance with law applicable to the early withdrawal of time deposits), in the amount requested by the Bank up to the amount of the Liabilities, and to pay or transfer such amount or property to the Bank for application to the Liabilities.

  3. Additional Rights and Remedies. In addition to the rights and remedies available to the Bank as set forth above, upon the occurrence of an Event of Default hereunder, or at any time thereafter, the Bank may at its option, immediately and without notice, do any or all of the following, which rights and remedies are cumulative, may be exercised from time to time, and are in addition to any rights and remedies available to the Bank under any other agreement or instrument by and between any Obligor and the Bank: (i) exercise any and all of the rights and remedies of a secured party under the Uniform Commercial
Code, including, without limitation, the right to require the Debtor to assemble the Collateral and make it available to the Bank at a place reasonably convenient to the parties; (ii) operate, utilize, recondition and/or refurbish any of the Collateral by any means deemed appropriate by the Bank, in its sole discretion, including, without limitation, converting raw materials and/or work-in-process into finished goods; (iii) notify the account debtors for any of the Accounts to make payment directly to the Bank, or to such post office box as the Bank may direct and/or vote the Collateral and exercise all rights with the same force and effect as an absolute owner; (iv) demand, sue for, collect, or retrieve any money or property at any time payable, receivable on account of, or in exchange for, or make any compromise, or settlement deemed desirable with respect to any of the Collateral; (v) notify the post office authorities to change the address for delivery of the Debtor's mail to an address designated by the Bank and to receive, open, and distribute all mail addressed to the Debtor, retaining all mail relating to the Collateral and forwarding all other mail to the Debtor; and/or (vi) upon five (5) calendar days' prior written notice to the Debtor
(or one (1) day notice by telephone with respect to Collateral that is perishable or threatens to decline rapidly in value), which the Debtor hereby acknowledges to be sufficient, commercially reasonable and proper, the Bank may sell, lease or otherwise dispose of any or all of the Collateral at any time and from time to time at public or private sale, with or without advertisement thereof, and apply the proceeds of any such sale first to the Bank's expenses in preparing the Collateral for sale (including reasonable attorneys' fees) and second to the complete satisfaction of the Liabilities in any order deemed appropriate by the Bank in its sole discretion. The Debtor waives the benefit of any marshalling doctrine with respect to the Bank's exercise of its rights hereunder. The Debtor grants a royalty - free license to the Bank for all patents, service marks, trademarks, trade names, copyrights, computer programs and other intellectual property and proprietary rights sufficient to permit the Bank to exercise all rights granted to the Bank under this Section. The Bank or anyone else may be the purchaser of any or all of the Collateral so sold and thereafter hold such Collateral absolutely, free from any claim or right of whatsoever kind, including any equity of redemption of the Debtor or any other
Obligor, any such notice, right and/or equity of redemption being hereby expressly waived and released.

  4. Continuing Enforcement of the Loan Documents. If, after receipt of any payment of all or any part of the Liabilities or the obligations of the Debtor to the Bank, the Bank is compelled or agrees, for settlement purposes, to surrender such payment to any person or entity for any reason, then this Security Agreement and the other Loan
Documents shall continue in full force and effect or be reinstated, as the case may be. The provisions of this Paragraph shall survive the termination of this Security
Agreement and the other Loan Documents and shall be and remain effective notwithstanding the payment of the Liabilities, the cancellation of the Security Agreement or any other Loan Document, the release of any security interest, lien or encumbrance securing the Liabilities or any other action which the Bank may have taken in reliance upon its receipt of such payment. The Debtor also agrees to indemnify, defend and hold harmless the Bank with respect to any and all claims, expenses, demands, losses, costs, fines or liabilities of any kind (including, without limitation, those involving death or personal injury) arising from or in any way related to any hazardous materials or dangerous environmental condition within, on, from, related to or affecting any real property owned or occupied by the Debtor.

H.    Miscellaneous.

  1. Remedies Cumulative; No Waiver. The rights, powers and remedies of the Bank provided in this Security
Agreement and any of the other Loan Documents are cumulative and concurrent, and are not exclusive of any right, power or remedy available to the Bank. No failure or delay on the part of the Bank in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

  2. Notices. Notices and communications under this Security Agreement shall be in writing and shall be given by (i) hand-delivery, (ii) first class mail (postage prepaid), or (iii) reliable overnight commercial courier
(charges prepaid), to the addresses set forth in this Security Agreement. Notice by overnight courier shall be deemed to have been given and received on the date scheduled for delivery. Notice by mail shall be deemed to have been given and received three (3) calendar days after the date first deposited in the United States Mail. Notice by hand-delivery shall be deemed to have been given and received upon delivery. A party may change its address by giving written notice to the other party as specified herein.

  3. Costs, Expenses and Professional Fees. Whether or not the transactions contemplated by this Security
Agreement or any of the other Loan Documents are fully consummated, the Debtor shall promptly pay (or reimburse, as the Bank may elect) all costs and expenses which the Bank has incurred or may hereafter incur in connection with the negotiation, preparation, reproduction, interpretation, perfection, protection of the Collateral, administration and enforcement of this Security Agreement or any of the other Loan Documents, the collection of all amounts due under the Loan Documents, and all amendments, modifications, consents or waivers, if any, to the Loan
Documents. Such costs and expenses shall include, without limitation, the fees and disbursements of counsel to the Bank (including the Bank's in-house counsel), the costs of appraisals, searches of public records, costs of filing and recording documents with public offices, internal and/or external audit and/or examination fees and costs, stamp, excise and other taxes, the fees of the Bank's accountants, consultants or other professionals, costs and expenses from any actual or attempted sale of all or any part of the Collateral, or any exchange, enforcement, collection, compromise, or settlement of any of the Collateral or receipt of the proceeds thereof, and for the care and preparation for sale of the Collateral (including insurance costs) and defending and asserting the rights and claims of the Bank in respect thereof, by litigation or otherwise. The Debtor's reimbursement obligations under this paragraph shall survive any termination of the Loan
Documents.

  4. Governing Law. This Security Agreement shall be construed in accordance with and governed by the substantive laws of the State of Connecticut without reference to conflict of laws principles.

  5. Integration; Amendment. This Security Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof. No amendment of this Security Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.

  6. Successors and Assigns. This Security Agreement (i) shall be binding upon the Debtor and the Bank and, where applicable, their respective heirs, executors, administrators, successors and assigns, and (ii) shall inure to the benefit of the Debtor and the Bank and, where applicable, their respective heirs, executors, administrators, successors and permitted assigns; provided, however, that the Debtor may not assign its rights or obligations hereunder or any interest herein without the prior written consent of the Bank, and any such assignment or attempted assignment by the Debtor shall be void and of no effect with respect to the Bank. The Bank may from time to time sell or assign, in whole or in part, or grant participations in some or all of the Loan Documents and/or the obligations evidenced thereby. The Debtor authorizes the Bank to provide information concerning the Debtor to any prospective purchaser, assignee or participant.

 7. Severability and Consistency. The illegality, unenforceability or inconsistency of any provision of this Security Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Security Agreement or any instrument or agreement required hereunder. The Loan Documents are intended to be consistent. However, in the event of any inconsistencies among any of the Loan Documents, such inconsistency shall not affect the validity or enforceability of any Loan Document. The Debtor agrees that in the event of any inconsistency or ambiguity in any of the Loan Documents, the Loan Documents shall not be construed against any one party but shall be interpreted consistent with the Bank's policies and procedures.

  8.  Consent to Jurisdiction and Service of Process.  The
Debtor irrevocably appoints each and every owner, partner and/or officer of the Debtor as its attorneys upon whom may be served any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Security Agreement or any of the other Loan Documents.
If service of process cannot be delivered to the Debtor as specified by statute, the Debtor agrees that, with court approval, it may be served by regular or certified mail at the address set forth herein. The Debtor hereby consents that (i) any action or proceeding against it may be commenced and maintained in any court within the State of Connecticut or in the United States District Court for the District of Connecticut by service of process on any such owner, partner and/or officer; and (ii) such courts shall have jurisdiction with respect to the subject matter hereof and the person of the Debtor and all Collateral for the Liabilities. The Debtor agrees that any action brought by the Debtor shall be commenced and maintained only in a court in the federal judicial district or county in which the Bank has its principal place of business in Connecticut.


  9. Joint and Several Liability. In the event that the Debtor consists of more than one person or entity, the Liabilities of each such person or entity shall be joint and several and the word "Debtor" means each of them, any of them and/or all of them.

  10.  Judicial Proceedings; Waivers.

THE DEBTOR AND THE BANK ACKNOWLEDGE AND AGREE THAT (I) ANY
SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM,
BROUGHT OR INSTITUTED BY THE DEBTOR OR THE BANK OR ANY
SUCCESSOR OR ASSIGN OF THE DEBTOR OR THE BANK, ON OR WITH
RESPECT TO THIS SECURITY AGREEMENT, ANY OF THE OTHER LOAN
DOCUMENTS, THE COLLATERAL OR THE DEALINGS OF THE PARTIES
WITH RESPECT HERETO OR THERETO SHALL BE TRIED ONLY  BY A
COURT AND NOT BY A JURY AND EACH PARTY WAIVES THE RIGHT TO
TRIAL BY JURY; (II) EACH WAIVES ANY RIGHT IT MAY HAVE TO
CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING,
ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES
OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL
DAMAGES; AND (III) THIS SECTION IS A SPECIFIC AND MATERIAL
ASPECT OF THIS SECURITY AGREEMENT AND THE BANK WOULD NOT
EXTEND CREDIT IF THE WAIVERS SET FORTH IN THIS PARAGRAPH
WERE NOT A PART OF THIS SECURITY AGREEMENT.

  11.  Prejudgment Remedies.

The Debtor and any endorser, surety and guarantor hereby acknowledges the transactions contemplated herein constitute commercial transactions. Pursuant to Section
52-278f of the Connecticut General Statutes, the Debtor hereby waives and relinquishes all rights to notice and hearing as provided in Sections 52-278a through 52-278g of said Connecticut General Statutes prior to the securing of any prejudgment remedy against the Debtor in connection with the Liabilities or any of the instruments or documents executed in connection herewith.

IN WITNESS WHEREOF, the Debtor and the Bank have executed this Security Agreement, on the day and year first above written.

                           ENERGY RESEARCH CORPORATION

                                   By:___________________

                                   Name:
                                   Title:

                                   Address:



                                   Locations of Collateral:
                                   (if different from
                                    address above)

                                   Address:


                                   Locations of Places of
                                    Business:
                                   (if different from
                                    address above)

                                   Address:



First Union Bank of Connecticut


By:
Name:
Title:

Address:300 Main Street
Stamford, Connecticut  06904

       General Security Agreement - Commercial
(Connecticut)
                                          June 28, 1996

     In consideration of any loans, extensions of credit, or other financial accommodations made or to be made by FIRST UNION BANK OF CONNECTICUT (the "Bank") and/or to secure the Liabilities of FUEL CELL MANUFACTURING
CORPORATION (the "Debtor"), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Debtor and the Bank hereby agree as follows:

A. Definitions. As used herein, the following terms shall have the following meanings:

  1. Affiliate.  The Term "Affiliate" means First Union
Corporation and any of its direct and indirect affiliates and subsidiaries.

  2. Books and Records. The term "Books and Records" means all of the Debtor's books and records, including, but not limited to, records indicating, summarizing, or evidencing the Collateral, the Liabilities, and the Debtor's property, business operations, or financial condition; computer runs, invoices, tapes, processing software, processing contracts
(such as contracts for computer time and services) and any computer prepared information, tapes, or data of every kind and description, whether in the possession of the Debtor or in the possession of third parties.

  3. Collateral. The term "Collateral" means the following types or items of property of the Debtor, whether now owned or hereafter acquired:

  ACCOUNTS: All accounts, accounts receivable, contract rights, bills, acceptances, Chattel Paper (as hereinafter defined), General Intangibles (as hereinafter defined), Instruments (as hereinafter defined), Letters of Credit (as hereinafter defined), and other forms of obligations arising out of the sale, lease or consignment of goods or the rendition of services by the debtor (the "Accounts"), together with any property evidencing or relating to the Accounts (such as guaranties and credit insurance), any security for the Accounts and all Books and Records relating thereto.

  INVENTORY: All inventory of every nature, kind, and description, wherever located, including, without limitation, raw materials, goods, work in process, finished goods, parts or supplies; all goods and property held for sale or lease or to be furnished under contracts of service; all goods and inventory returned, reclaimed or repossessed; all General Intangibles and any Documents (as hereinafter defined) relating to, arising from or evidencing any of the foregoing (the "Inventory").

  EQUIPMENT: All machinery and equipment, furniture, fixtures, whether or not affixed to realty, tools, motor vehicles, and all accessions, accessories, replacements and the rights of the Debtor under any manufacturer's warranties relating to the foregoing (the "Equipment").

  CHATTEL PAPER: All chattel paper, including, but not limited to, any writing or writings which evidence both a monetary obligation and a security interest in or a lease of specific goods (the "Chattel Paper").

  GENERAL INTANGIBLES: All general intangibles, including, without limitation, any personal property, choses in action, causes of action, goodwill, tax refunds, licenses, franchises, trademarks, trade names, service marks, copyrights, customer lists and patents, and all rights under license agreements for use of the same (the "General
Intangibles").

  INSTRUMENTS: All instruments, including, without limitation, bills of exchange, notes, and all negotiable and non-negotiable instruments, all certificated securities, all certificates of deposit and any other writing which evidences a right to the payment of money and is not itself a security agreement or lease and is of a type which is in the ordinary course of business transferred by delivery with any necessary endorsement or assignment (the "Instruments").

  DOCUMENTS: All documents, including, but not limited to, documents of title (as that term is defined in the Uniform
Commercial Code) and any and all receipts, including, but not limited to, receipts of the kind described in Article 7 of the Uniform Commercial Code (the "Documents").

  LETTERS OF CREDIT: All letters of credit, including, but not limited to, any written undertaking to pay money conditioned upon presentation of specified documents, and advices of letters of credit (the "Letters of Credit").

THE ITEMS OR TYPES OF PROPERTY DESCRIBED IN SCHEDULE A.3
HERETO.

And all proceeds of any/or all of the foregoing and all property which is within the definition of proceeds as it is defined in the Uniform Commercial Code, including without limitation, whatever is received upon the use, lease, sale, exchange, collection, any other utilization or any disposition of any of the foregoing property described in this section A.3., whether cash or non-cash, all rental or lease payments, Accounts, Chattel Paper, Instruments,
Documents, contract rights, General Intangibles, Equipment,
Inventory, substitutions, additions, accessions, replacements, products, and renewals of, for, or to such property and all insurance therefor (collectively, the "Proceeds").

  4. Environmental Laws. The term "Environmental Laws" means, without limitation, all legal requirements of any governmental authority pertaining to the environment and all laws, regulations, and executive orders, federal, state and local, pertaining to environmental matters, as the same may be amended, replaced or supplemented from time to time.

  5. ERISA: The term "ERISA" means 29 U.S.C. 1001 et seq., as amended from time to time, and all rules, regulations, orders and publications adopted or promulgated pursuant thereto.

  6. Liabilities. The term "Liabilities" means any and all obligations and indebtedness of every kind and description of the Debtor owing to the Bank or to any Affiliate, whether or not under the Loan Documents, and whether such debts or obligations are primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, contractual or tortious, arising by operation of law, by overdraft, or otherwise, or now or hereafter existing, including, without limitation, principal, interest, fees, late fees, expenses, attorneys' fees and costs, and/or the allocated fees and costs of the Bank's in-house legal counsel, that have been or may hereafter be contracted or incurred.

  7. Loan Documents. The term "Loan Documents" means all credit accommodations, notes, loan agreements, and any other agreements and documents, now or hereafter existing, creating, evidencing, guarantying, securing or relating to any or all of the Liabilities, together with all amendments, modifications, renewals, or extensions thereof.

  8. Obligor. The term "Obligor" means the Debtor and each and every maker, endorser, guarantor, or surety of or party obligated for any of the Liabilities.

  9. Security Agreement. The term "Security Agreement" means this General Security Agreement, together with all schedules and exhibits hereto and all amendments and modifications as may from time to time be in effect with respect hereto.

 10.  Uniform Commercial Code.  The term "Uniform
Commercial Code" means the Uniform Commercial Code, in effect from time to time in the State of Connecticut.

Unless the context otherwise requires, all capitalized terms not specifically defined herein which are defined in the Uniform Commercial Code shall have the means stated therein.

B. Security Interest. In order to secure the due and punctual payment and performance of the liabilities, the Debtor hereby grants to the Bank a continuing security interest in and general lien upon its right, title and interest in (i) the Collateral, and (ii) all property of the Debtor now or hereafter in the actual or constructive possession of the Bank and/or any Affiliate in any capacity whatsoever, including but not limited to, any balance or share of any deposit, trust or agency account. If the Debtor has granted any security interest(s) to the Bank in any or all of the Collateral prior to the date of this Security Agreement, this Security Agreement shall be deemed to be a reaffirmation of the previously granted security interest(s) and an amendment and restatement of any previously executed Security Agreement(s). It is the intention of the Debtor, all Obligors and the Bank that all existing security interests will remain continuously perfected. The security interests granted are granted as security only and shall not subject the Bank to, or in any way affect or modify, any obligation or liability of the Debtor or any other Obligor with respect to any of the Collateral or any transaction which gave rise thereto.

C.    Further Assurances;  Filing; Treatment of Collateral.


  1. Delivery of Documents; Power of Attorney. At any time and from time to time, upon the demand of the Bank, the Debtor will, at the Debtor's expense (i) immediately give, execute, deliver, pledge, endorse, file, and/or record any notice, statement, financing statement, instrument, document, chattel paper, agreement, or other papers that may be necessary or desirable, or that the Bank may request, in order to create, preserve, perfect, or validate any security interest granted pursuant hereto or intended to be granted hereunder or to enable the Bank to exercise or enforce its rights hereunder or with respect to such security interest; and (ii) keep, stamp, or otherwise mark any and all documents, instruments, chattel paper, and its Books and Records relating to the Collateral in such manner as the Bank may require. The Debtor hereby irrevocably appoints the Bank (and any of its attorneys, officers, employees, or agents) as its true and lawful attorney-in-fact, said appointment being coupled with an interest, with full power of substitution, in the name of the Debtor, the Bank, or otherwise, for the sole use and benefit of the Bank in its sole discretion, but at the Debtor's expense, to exercise, to the extent permitted by law, in its name or in the name of the Debtor or otherwise, the powers set forth herein, upon the occurrence of an Event of Default (i) to endorse the name of the Debtor upon any instruments of payment, freight, or express bill, bill of lading, storage, or warehouse receipt relating to the Collateral and to demand, collect, receive payment of, settle, or adjust all or any of the Collateral; (ii) to correspond and negotiate directly with insurance carriers;
and (iii) to sign and file one or more financing statements naming the Debtor as debtor and the Bank as secured party to execute any notice, statement, instruments, agreement, or other paper that the Bank may require to create, preserve, perfect, or validate any security interest granted pursuant hereto or to enable the Bank to exercise or enforce its rights hereunder or with respect to such security interest. Neither the Bank nor its attorneys, officers, employees, or agents shall be liable for acts, omissions, any error in judgment, or mistake in fact in its/their capacity as attorney-in-fact. This power, being coupled with an interest is irrevocable until the Liabilities have been fully satisfied. At the Bank's sole option, and without the debtor's consent, the Bank may file a carbon, photographic, or other reproduction of this Security Agreement or any financing statement executed pursuant hereto as a financing statement in any jurisdiction so permitting. The Bank is expressly authorized to file financing statements without the Debtor's signature.

  2.  Bank's Rights in Collateral; Custody of Collateral.
With respect to the Collateral, or any part thereof, the right is expressly granted to the Bank, at its sole discretion upon the occurrence of an Event of Default (i) to transfer or register in the name of itself or its nominee any of the Collateral, and whether or not so transferred or registered, to receive the income and dividends thereon, including stock dividends and rights to subscribe, and to hold the same as a part of the Collateral and/or apply the same to the Liabilities; (ii) to exchange any of the Collateral for other property upon the reorganization, recapitalization, or other readjustment and in connection therewith, to deposit the Collateral or any part thereof with any nominee or depository upon such terms as the Bank may determine in its sole discretion; and (iii) extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Collateral, or refrain from exercising any right against any Collateral. With respect to the Collateral, or any part thereof, which at any time may come into the possession, custody, or under the control of the Bank or any of its Affiliates, agents or correspondents, the Debtor hereby acknowledges and agrees that the Bank's sole duty with respect to the custody, safekeeping and physical preservation of such Collateral, whether pursuant to
Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as it deals with similar property for its own account. Neither the Bank, nor any of its directors, officers, employees, Affiliates, agents or correspondents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so.

D. Representations and Warranties. The Debtor represents and warrants to the Bank, which representations and warranties shall be continuing representations and warranties until all of the Liabilities are satisfied in full, and covenants with the Bank as follows:

 1.  Security Agreement Questionnaire; Place of Business;
Locations of Collateral. All information provided by the Debtor to the Bank and set forth on the Security Agreement
Questionnaire is true and correct as of the date hereof.
The sole place of business or chief executive office of the Debtor (if the Debtor has more than one place of business) or residence (if the Debtor has no place of business) and the location where the Debtor maintains its Books and Records is the address set forth under the Debtor's signature in this Security Agreement or at the location(s) hereafter disclosed to the Bank pursuant to Paragraph E.1.
hereof. All other places of business of the Debtor, locations of Collateral, or addresses from which invoices are sent, if any, are listed below the signature(s) of the Debtor or at the location(s) hereafter disclosed to the Bank pursuant to Paragraph E.1. hereof;

  2.  Duly Authorized; Not in Violation of Law; No Consents
Required.  This Security Agreement and the other Loan
Documents have been duly authorized, executed, and delivered, and constitute the legal, valid, and binding obligations of the Debtor, enforceable against the Debtor in accordance with their terms. This Security Agreement and the other Loan Documents do not and will not violate any law, the organizational documents, or by-laws of the Debtor, or any other agreement or instrument to which the Debtor or any of its property may be bound or subject.
Neither the Debtor nor the Collateral are in violation of or subject to any existing, pending or threatened investigation or inquiry pertaining to an alleged violation of any Environmental Law. No consent or approval of any person or entity, or of any public authority, is necessary for the valid execution, delivery and performance of this Security Agreement, or any other Loan Documents;

  3. Protection of the Collateral. The Debtor is or, to the extent that any Collateral will be required after the date hereof, will be, the sole owner of the Collateral, holding good and marketable title thereto, and covenants to keep the Collateral free from any lien, security interest, encumbrance, or claim of any person or entity other than the liens and encumbrances of the Bank. The Debtor has the right to grant the security interests created by this Security Agreement. The security interests granted and reaffirmed by this Security Agreement constitute first priority perfected security interests in the Collateral except as listed on Schedule D.3 hereto. The Debtor shall keep the Collateral in good order and repair, reasonable wear and tear excepted, and will not waste or destroy the Collateral or any part thereof. The
Debtor shall maintain insurance at all times with respect to the Collateral against the risks of fire, theft, and such other risks as the Bank may require, containing such terms, in such form and amounts, for such periods and written by such companies as are acceptable to the Bank in its sole discretion. All such policies of insurance shall name the Bank as loss payee and shall provide for not less than thirty (30) days' prior written notice to the Bank of intended cancellation or reduction in coverage. The Debtor shall furnish the Bank with certificates or other evidence satisfactory to the Bank of compliance with the foregoing insurance provisions. The Bank shall have the right (but shall be under no obligation) to pay any of the premiums on such insurance and all such payments shall become part of the Liabilities and be considered an advance at the highest rate of interest provided for in the Loan Documents. The
Debtor expressly authorizes its insurance carriers to pay proceeds of all insurance policies covering all or any part of the Collateral directly to the Bank. If requested by the Bank, the Debtor shall give notice of the Bank's security interests in the Collateral to any third person with whom the Debtor has any actual or prospective contractual relationship or other business dealings;

  4. Materially Misleading Statements. No representation, warranty or statement made herein, in the Security
Agreement Questionnaire, or in any certificate or document furnished or to be furnished pursuant hereto contains or will contain any untrue statement of fact or omits or will omit any fact necessary to make it not misleading.

E. Covenants The Debtor hereby covenants and agrees that for as long as any Liabilities are outstanding:

  1.  Changes in Location of Chief Executive Office,
Residence, Books and Records, Collateral. The Debtor shall provide the Bank with prompt written notice of (i) any intended change in the chief executive office or residence of the Debtor, and/or the office where the Debtor maintains its Books and Records; and (ii) the location or movement of any Collateral to or at an address other than the Debtor's address as set forth on the signature page hereof, all such notices to be received by the Bank at least thirty (30) days prior to the effective date of any such change. If any such new location as set forth in subparagraphs (i) and
(ii) hereof is on leased or mortgaged premises, the Debtor will furnish the Bank, prior to the effective date of any such change, with landlord's or mortgagee's waivers pertaining to such premises in form and substance satisfactory to the Bank in its sole discretion;

  2.  Prompt Payment of Taxes; Delivery to Bank of Proof of
Payment. The Debtor shall promptly pay any and all taxes, assessments, and/or governmental charges upon the Collateral on the dates such taxes, assessments, and/or governmental charges are due and payable, except to the extent that such taxes, assessments, and/or charges are contested in good faith by the Debtor by appropriate proceedings and for which the Debtor is maintaining adequate reserves. Upon request of the Bank, the Debtor shall deliver to the Bank such receipts and other proofs of payment as the Bank may request;

  3. Delivery of Instruments, Chattel Paper and Documents of Title. Immediately upon receipt of any instrument, Chattel Paper, and/or Document (including bills of lading and warehouse receipts), the Debtor shall deliver such Collateral to the Bank and shall execute any form of assignment or endorsement requested by the Bank with respect thereto;

  4.  Notice of Adverse Changes, Events of Default,
Seizures and Institution of Litigation. The Debtor shall immediately notify the Bank of (i) any adverse change in its business, property, or financial condition, including, without limitation, any loss of or damage to any Collateral; (ii) the occurrence of an Event of Default under this Security Agreement; (iii) any seizure of the Collateral or any claims or alleged claims of third parties to the Collateral; and (iv) the institution of any litigation, arbitration, governmental investigation, or administrative proceedings against or affecting the Debtor or any of the Collateral;

  5. Disposition of Collateral. The Debtor shall not sell, offer to sell, otherwise assign, or permit the involuntary transfer of, or disposition of the Collateral or any interest therein, without the prior written consent of the Bank; provided, however, that unless the Bank notifies the Debtor otherwise, the Debtor may sell its inventory in the ordinary course of its business;

  6.  Maintenance and Inspection of Books and Records,
Equipment and Inventory.  The Debtor shall maintain
complete and accurate Books and Records and, if the
Collateral consists of Inventory or Equipment, the Debtor
shall make all necessary entries therein to reflect the
locations of its Inventory and Equipment.  The Debtor shall
permit the Bank and its authorized agents and
representatives to have full, complete and unrestricted
access to the Books and Records at all reasonable times to
inspect, audit and make copies of any and all such Books
and Records and, if the Collateral consists of Inventory or
Equipment, the Debtor shall permit the Bank and its
authorized agents and representatives to inspect any or all
of the Inventory and Equipment at all reasonable times.
Upon submission to the Debtor of an invoice therefore, the
Debtor will reimburse the Bank for any and all fees and
costs related to any inspection and/or audit by the Bank
and its authorized agents and representatives.    Upon the
request of the Bank, the Debtor shall deliver to the Bank all evidence of ownership in the Collateral, including certificates of title with the Bank's interest appropriately noted on the certificate and if any of the Collateral is located upon land which is the subject of a lease ore mortgage, the Debtor shall deliver an agreement of subordination from the landlord or mortgagee providing that any lien of such party shall be subordinate to the security interest of the Bank granted herein. The Bank's rights hereunder shall be enforceable at law or in equity, and the Debtor consents to the entry of judicial orders or injunctions enforcing specific performance of such obligations hereunder; and

  7. Assignment of Accounts. With respect to Accounts that are Collateral, the Debtor shall, upon request, immediately give to the Bank, in a form acceptable to the Bank, assignments of all Accounts, all original and other documents evidencing a right to payment of Accounts, agings, lists of account debtors, copies of purchase orders, invoices, shipping and delivery receipts, and such other data concerning the Accounts as the Bank may request.
If any of the Accounts that are Collateral arise out of contracts with the United States or any of its departments, agencies, or instrumentalities, the Debtor shall immediately notify and identify same to the Bank, and shall promptly execute and deliver to the Bank an assignment of claims for such Accounts in form acceptable to the Bank, and shall take all steps deemed necessary or desirable by the Bank to protect the Bank's interest therein under the Federal Assignment of Claims Act or any similar law or regulation. The Debtor agrees that the Bank and its authorized agents and representatives shall at all times have the right to confirm orders and to verify any or all of the Accounts in the Bank's name, or in any fictitious name used by the Bank for verifications.

F. Events of Default. The occurrence of an Event of Default under the Loan Agreement shall constitute an event of default ("Event of Default") under this Security
Agreement.

G.    Remedies.

  1.  Acceleration of Liabilities; General Rights of Bank.
Upon the occurrence of an Event of Default described in Section F, at the Bank's sole option, the Bank's commitment, if any, to make any further advances or loans to the Debtor under any Loan Document shall terminate and all Liabilities shall immediately become due and payable in full, all without protest, presentment, demand or further notice of any kind to the Debtor or any other Obligor, all of which are expressly waived. Upon and following an Event of Default, the Bank may, at its option, exercise any and all rights and remedies it has under this Security
Agreement, any other Loan Document and/or applicable law.

  2. Right of Set-off. If any of the Liabilities shall be due and payable or any one or more Events of Default shall have occurred, whether or not the Bank shall have made any demand under any of the Loan Documents, and regardless of the adequacy of any Collateral for the Liabilities or other means of obtaining repayment of the Liabilities, the Bank shall have the right, without notice to the Debtor or to any other Obligor, and is specifically authorized hereby to setoff against and apply to the then unpaid balance of the Liabilities any items or funds of the Debtor and/or any Obligor held by the Bank or any Affiliate, any and all deposits (whether general or special, time or demand, matured or unmatured) or any other property of the Debtor and/or any Obligor, including, without limitation, securities and/or certificates of deposit, now or hereafter maintained by the Debtor and/or any Obligor for its or their own account with the Bank or any Affiliate, and any other indebtedness at any time held or owing by the Bank or any Affiliate to or for the credit or the account of the Debtor and/or any Obligor, even if effecting such set-off results in a loss or reduction of interest or the imposition of a penalty application to the early withdrawal of time deposits. For such purpose, the Bank shall have, and the Debtor hereby grants to the Bank, a first lien on and security interest in such deposits, property, funds, and accounts, and the proceeds thereof. The Debtor further authorizes any Affiliate, upon and following the occurrence of an Event of Default, at the request of the Bank, and without notice to the Debtor, to turn over to the Bank any property of the Debtor, including, without limitation, funds and securities held by the Affiliate for the Debtor's account, and to debit any deposit account maintained by the Debtor with such Affiliate (even if such deposit account is not then due or there results a loss or reduction of interest or the imposition of a penalty in accordance with law applicable to the early withdrawal of time deposits), in the amount requested by the Bank up to the amount of the Liabilities, and to pay or transfer such amount or property to the Bank for application to the Liabilities.

  3. Additional Rights and Remedies. In addition to the rights and remedies available to the Bank as set forth above, upon the occurrence of an Event of Default hereunder, or at any time thereafter, the Bank may at its option, immediately and without notice, do any or all of the following, which rights and remedies are cumulative, may be exercised from time to time, and are in addition to any rights and remedies available to the Bank under any other agreement or instrument by and between any Obligor and the Bank: (i) exercise any and all of the rights and remedies of a secured party under the Uniform Commercial
Code, including, without limitation, the right to require the Debtor to assemble the Collateral and make it available to the Bank at a place reasonably convenient to the parties; (ii) operate, utilize, recondition and/or refurbish any of the Collateral by any means deemed appropriate by the Bank, in its sole discretion, including, without limitation, converting raw materials and/or work-in-process into finished goods; (iii) notify the account debtors for any of the Accounts to make payment directly to the Bank, or to such post office box as the Bank may direct and/or vote the

Collateral and exercise all rights with the same force and effect as an absolute owner; (iv) demand, sue for, collect, or retrieve any money or property at any time payable, receivable on account of, or in exchange for, or make any compromise, or settlement deemed desirable with respect to any of the Collateral; (v) notify the post office authorities to change the address for delivery of the Debtor's mail to an address designated by the Bank and to receive, open, and distribute all mail addressed to the Debtor, retaining all mail relating to the Collateral and forwarding all other mail to the Debtor; and/or (vi) upon five (5) calendar days' prior written notice to the Debtor
(or one (1) day notice by telephone with respect to Collateral that is perishable or threatens to decline rapidly in value), which the Debtor hereby acknowledges to be sufficient, commercially reasonable and proper, the Bank may sell, lease or otherwise dispose of any or all of the Collateral at any time and from time to time at public or private sale, with or without advertisement thereof, and apply the proceeds of any such sale first to the Bank's expenses in preparing the Collateral for sale (including reasonable attorneys' fees) and second to the complete satisfaction of the Liabilities in any order deemed appropriate by the Bank in its sole discretion. The Debtor waives the benefit of any marshalling doctrine with respect to the Bank's exercise of its rights hereunder. The Debtor grants a royalty - free license to the Bank for all patents, service marks, trademarks, trade names, copyrights, computer programs and other intellectual property and proprietary rights sufficient to permit the Bank to exercise all rights granted to the Bank under this Section. The Bank or anyone else may be the purchaser of any or all of the Collateral so sold and thereafter hold such Collateral absolutely, free from any claim or right of whatsoever kind, including any equity of redemption of the Debtor or any other Obligor, any such notice, right and/or equity of redemption being hereby expressly waived and released.

  4. Continuing Enforcement of the Loan Documents. If, after receipt of any payment of all or any part of the Liabilities or the obligations of the Debtor to the Bank, the Bank is compelled or agrees, for settlement purposes, to surrender such payment to any person or entity for any reason, then this Security Agreement and the other Loan
Documents shall continue in full force and effect or be reinstated, as the case may be. The provisions of this Paragraph shall survive the termination of this Security
Agreement and the other Loan Documents and shall be and remain effective notwithstanding the payment of the Liabilities, the cancellation of the Security Agreement or any other Loan Document, the release of any security interest, lien or encumbrance securing the Liabilities or any other action which the Bank may have taken in reliance upon its receipt of such payment. The Debtor also agrees to indemnify, defend and hold harmless the Bank with respect to any and all claims, expenses, demands, losses, costs, fines or liabilities of any kind (including, without limitation, those involving death or personal injury) arising from or in any way related to any hazardous materials or dangerous environmental condition within, on, from, related to or affecting any real property owned or occupied by the Debtor.

H.    Miscellaneous.

  1. Remedies Cumulative; No Waiver. The rights, powers and remedies of the Bank provided in this Security
Agreement and any of the other Loan Documents are cumulative and concurrent, and are not exclusive of any right, power or remedy available to the Bank. No failure or delay on the part of the Bank in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

  2. Notices. Notices and communications under this Security Agreement shall be in writing and shall be given by (i) hand-delivery, (ii) first class mail (postage prepaid), or (iii) reliable overnight commercial courier
(charges prepaid), to the addresses set forth in this Security Agreement. Notice by overnight courier shall be deemed to have been given and received on the date scheduled for delivery. Notice by mail shall be deemed to have been given and received three (3) calendar days after the date first deposited in the United States Mail. Notice by hand-delivery shall be deemed to have been given and received upon delivery. A party may change its address by giving written notice to the other party as specified herein.

  3. Costs, Expenses and Professional Fees. Whether or not the transactions contemplated by this Security
Agreement or any of the other Loan Documents are fully consummated, the Debtor shall promptly pay (or reimburse, as the Bank may elect) all costs and expenses which the Bank has incurred or may hereafter incur in connection with the negotiation, preparation, reproduction, interpretation, perfection, protection of the Collateral, administration and enforcement of this Security Agreement or any of the other Loan Documents, the collection of all amounts due under the Loan Documents, and all amendments, modifications, consents or waivers, if any, to the Loan
Documents. Such costs and expenses shall include, without limitation, the fees and disbursements of counsel to the Bank (including the Bank's in-house counsel), the costs of appraisals, searches of public records, costs of filing and recording documents with public offices, internal and/or external audit and/or examination fees and costs, stamp, excise and other taxes, the fees of the Bank's accountants, consultants or other professionals, costs and expenses from any actual or attempted sale of all or any part of the Collateral, or any exchange, enforcement, collection, compromise, or settlement of any of the Collateral or receipt of the proceeds thereof, and for the care and preparation for sale of the Collateral (including insurance costs) and defending and asserting the rights and claims of the Bank in respect thereof, by litigation or otherwise. The
Debtor's reimbursement obligations under this paragraph shall survive any termination of the Loan Documents.

  4. Governing Law. This Security Agreement shall be construed in accordance with and governed by the substantive laws of the State of Connecticut without reference to conflict of laws principles.

  5. Integration; Amendment. This Security Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof. No amendment of this Security Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.

  6. Successors and Assigns. This Security Agreement (i) shall be binding upon the Debtor and the Bank and, where applicable, their respective heirs, executors, administrators, successors and assigns, and (ii) shall inure to the benefit of the Debtor and the Bank and, where applicable, their respective heirs, executors, administrators, successors and permitted assigns; provided, however, that the Debtor may not assign its rights or obligations hereunder or any interest herein without the prior written consent of the Bank, and any such assignment or attempted assignment by the Debtor shall be void and of no effect with respect to the Bank. The Bank may from time to time sell or assign, in whole or in part, or grant participations in some or all of the Loan Documents and/or the obligations evidenced thereby. The Debtor authorizes the Bank to provide information concerning the Debtor to any prospective purchaser, assignee or participant.

  7. Severability and Consistency. The illegality, unenforceability or inconsistency of any provision of this Security Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Security Agreement or any instrument or agreement required hereunder. The Loan Documents are intended to be consistent. However, in the event of any inconsistencies among any of the Loan Documents, such inconsistency shall not affect the validity or enforceability of any Loan Document. The Debtor agrees that in the event of any inconsistency or ambiguity in any of the Loan Documents, the Loan Documents shall not be construed against any one party but shall be interpreted consistent with the Bank's policies and procedures.

  8.  Consent to Jurisdiction and Service of Process.  The
Debtor irrevocably appoints each and every owner, partner and/or officer of the Debtor as its attorneys upon whom may be served any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Security Agreement or any of the other Loan Documents.
If service of process cannot be delivered to the Debtor as specified by statute, the Debtor agrees that, with court approval, it may be served by regular or certified mail at the address set forth herein. The Debtor hereby consents that (i) any action or proceeding against it may be commenced and maintained in any court within the State of Connecticut or in the United States District Court for the District of Connecticut by service of process on any such owner, partner and/or officer; and (ii) such courts shall have jurisdiction with respect to the subject matter hereof and the person of the Debtor and all Collateral for the Liabilities. The Debtor agrees that any action brought by the Debtor shall be commenced and maintained only in a court in the federal judicial district or county in which the Bank has its principal place of business in Connecticut.

  9. Joint and Several Liability. In the event that the Debtor consists of more than one person or entity, the Liabilities of each such person or entity shall be joint and several and the word "Debtor" means each of them, any of them and/or all of them.

  10.  Judicial Proceedings; Waivers.

THE DEBTOR AND THE BANK ACKNOWLEDGE AND AGREE THAT (I) ANY
SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM,
BROUGHT OR INSTITUTED BY THE DEBTOR OR THE BANK OR ANY
SUCCESSOR OR ASSIGN OF THE DEBTOR OR THE BANK, ON OR WITH
RESPECT TO THIS SECURITY AGREEMENT, ANY OF THE OTHER LOAN
DOCUMENTS, THE COLLATERAL OR THE DEALINGS OF THE PARTIES
WITH RESPECT HERETO OR THERETO SHALL BE TRIED ONLY  BY A
COURT AND NOT BY A JURY AND EACH PARTY WAIVES THE RIGHT TO
TRIAL BY JURY; (II) EACH WAIVES ANY RIGHT IT MAY HAVE TO
CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING,
ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES
OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL
DAMAGES; AND (III) THIS SECTION IS A SPECIFIC AND MATERIAL
ASPECT OF THIS SECURITY AGREEMENT AND THE BANK WOULD NOT
EXTEND CREDIT IF THE WAIVERS SET FORTH IN THIS PARAGRAPH
WERE NOT A PART OF THIS SECURITY AGREEMENT.

  11.  Prejudgment Remedies.

The Debtor and any endorser, surety and guarantor hereby acknowledges the transactions contemplated herein constitute commercial transactions. Pursuant to Section
52-278f of the Connecticut General Statutes, the Debtor hereby waives and relinquishes all rights to notice and hearing as provided in Sections 52-278a through 52-278g of said Connecticut General Statutes prior to the securing of any prejudgment remedy against the Debtor in connection with the Liabilities or any of the instruments or documents executed in connection herewith.

IN WITNESS WHEREOF, the Debtor and the Bank have executed this Security Agreement, on the day and year first above written.

                             FUEL CELL MANUFACTURING
CORPORATION

                                   By:
                                   Name:
                                   Title:
                                   Address:

                                   Locations of Collateral:
                                   (if different from address
                                    above)

                                   Address:

                                   Locations of Places of
                                   Business:
                                   (if different from address
                                    above)

                                   Address:

First Union Bank of Connecticut

By:
Name:
Title:

Address:300 Main Street
Stamford, Connecticut  06904

                 Commercial Mortgage Loan - CT


          OPEN-END MORTGAGE AND SECURITY AGREEMENT


                                     Date:June 28, 1996


MORTGAGEE:  FIRST UNION BANK OF CONNECTICUT
            300 Main Street, Stamford, Connecticut  06904
            Attention: Commercial Real Estate Department Head

MORTGAGOR: ENERGY RESEARCH CORPORATION
          Type of Entity:   Corporation

          State of Organization:Connecticut

          Mailing  Address:  3 Great Pasture Road
                             Danbury, Connecticut  06810

MORTGAGED      Street Address:1 and 3 Great Pasture Road

PREMISES:    Municipality of:Danbury

             County of Fairfield, State of Connecticut

Tax Map Designation:  Lot No. _____ Block No._____

1.     DEBT; LOAN DOCUMENTS.

Mortgagor is indebted to Mortgagee in the principal sum of Two Million Two Hundred Fifty Thousand and 00/100 Dollars ($2,250,000.00), together with interest thereon, as evidenced by a certain Mortgage Note of even date herewith (the "Note"). A copy of the Note is attached hereto as Schedule "B" and incorporated herein and made a part hereof, which Note provides that all amounts remaining unpaid thereon shall be finally due and payable on June 1, 2001.

This Mortgage is the Mortgage referred to in the Note. The indebtedness evidenced by the Note has been or will be advanced pursuant to a Loan Agreement of even date herewith
(the "Loan Agreement"). As additional security for the payment and performance to Mortgagee of the Liabilities (as defined below), Mortgagor has executed and delivered to Mortgagee the other collateral documents described in or accompanying the Loan Agreement. This Mortgage, the Loan
Agreement, the Note, the Guaranty, and all other guarantees, documents, certificates and instruments executed in connection therewith are sometimes hereinafter referred to collectively as the "Loan Documents" or individually as a "Loan Document". The terms of the Loan
Documents are hereby made a part of this Mortgage to the same extent and with the same effect as if fully set forth herein. Copies of the Loan Documents are on file with Mortgagee.

2.     LIABILITIES; GRANT OF MORTGAGE.  To secure to
Mortgagee (i) the repayment of all sums due under this Mortgage, the Guaranty, the Note (and all extensions, renewals, replacements, substitutions, amendments and modifications thereof) and the other Loan Documents, including without limitation, principal, interest, fees, late charges and expenses, including attorneys' fees and/or allocated fees of Mortgagee's in-house legal counsel; (ii) the repayment of all advancements to Borrower as described in Section 14.15 hereof; (iii) the performance of all terms, conditions and covenants set forth in the Loan
Documents; and (iv) ) any judgment obtained on the Note or Guaranty (subsections 2 (i), (ii), (iii) and (iv) collectively, the "Liabilities"), Mortgagor has given, granted, bargained, sold and confirmed and by these presents does hereby give, grant, bargain, sell and confirm with MORTGAGE COVENANTS unto Mortgagee, its successors and assigns, forever, each of the following together with and including all of Mortgagor's right, title and interest thereto and therein now owned or hereafter acquired
(collectively, the "Mortgaged Premises").

      2.1. All those certain tracts of land set forth above as the Mortgaged Premises and more particularly described in Schedule "A" attached hereto and made a part hereof (the "Real Estate");

      2.2. Any and all buildings and improvements now or hereafter erected on, under or over the Real Estate (the
"Improvements");

      2.3. Any and all fixtures, machinery, equipment and other articles of real, personal or mixed property, belonging to Mortgagor, at any time now or hereafter installed in, attached to or situated in or upon the Real
Estate, or the buildings and improvements now or hereafter erected thereon, or used or intended to be used in connection with the Real Estate, or in the operation of the buildings and improvements, plant, business or dwelling situate thereon, whether or not such real, personal or mixed property is or shall be affixed thereto, and all replacements, substitutions and proceeds of the foregoing
(all of the foregoing herein called the "Service
Equipment"), including without limitation: (i) all appliances, furniture and furnishings; all articles of interior decoration, floor, wall and window coverings; all office, restaurant, bar, kitchen and laundry fixtures, utensils, appliances and equipment; all supplies, tools and accessories; all storm and screen windows, shutters, doors, decorations, awnings, shades, blinds, signs, trees, shrubbery and other plantings; (ii) all building service fixtures, machinery and equipment of any kind whatsoever;
all lighting, heating, ventilating, air conditioning, refrigerating, sprinkling, plumbing, security, irrigating, cleaning, incinerating, waste disposal, communications, alarm, fire prevention and extinguishing systems, fixtures, apparatus, machinery and equipment; all elevators, escalators, lifts, cranes, hoists and platforms; all pipes, conduits, pumps, boilers, tanks, motors, engines, furnaces and compressors; all dynamos, transformers and generators;
(iii) all building materials, building machinery and building equipment delivered on site to the Real Estate during the course of, or in connection with any construction or repair or renovation of the buildings and improvements; (iv) all parts, fittings, accessories, accessions, substitutions and replacements therefor and thereof; and (v) all files, books, ledgers, reports and records relating to any of the foregoing;

     2.4. Any present and future leases, subleases, tenancies, licenses, occupancy agreements or agreements to lease all or any portion of the Real Estate, Improvements, Service Equipment or all or any other portion of the Mortgaged Premises and all extensions, renewals, amendments, modifications and replacements thereof, and any options, rights of first refusal or guarantees relating thereto (collectively, the "Leases"); all rents, income, receipts, revenues, security deposits, escrow accounts, reserves, issues, profits, awards and payments of any kind payable under the Leases or otherwise arising from the Real Estate, Improvements, Service Equipment or all or any other portion of the Mortgaged Premises including, without limitation, minimum rents, additional rents, percentage rents, parking, maintenance and deficiency rents (collectively, the "Rents"); all of the following personal property (collectively referred to as the "Contracts"): all accounts, general intangibles and contract rights
(including any right to payment thereunder, whether or not earned by performance) of any nature relating to the Real Estate, Improvements, Service Equipment or all or any other portion of the Mortgaged Premises or the use, occupancy, maintenance, construction, repair or operation thereof; all management agreements, franchise agreements, utility agreements and deposits, building service contracts, maintenance contracts, construction contracts and architect's agreements; all maps, plans, surveys and specifications; all warranties and guaranties; all permits, licenses and approvals; and all insurance policies, books of account and other documents, of whatever kind or character, relating to the use, construction upon, occupancy, leasing, sale or operation of the Real Estate, Improvements, Service Equipment or all or any other portion of the Mortgaged Premises;

     2.5.  Any and all estates, rights, tenements,
hereditament, privileges, easements, reversions, remainders and appurtenances of any kind benefitting or appurtenant to the Real Estate, Improvements or all or any other portion of the Mortgaged Premises; all means of access to and from the Real Estate, Improvements or all or any other portion of the Mortgaged Premises, whether public or private; all streets, alleys, passages, ways, water courses, water and mineral rights relating to the Real Estate, Improvements or all or any other portion of the Mortgaged Premises; all rights of Mortgagor as declarant or unit owner under any declaration of condominium or association applicable to the Real Estate, Improvements or all or any other portion of the Mortgaged Premises including, without limitation, all development rights and special declarant rights; and all other claims or demands of Mortgagor, either at law or in equity, in possession or expectancy of, in, or to the Real
Estate, Improvements or all or any other portion of the Mortgaged Premises (all of the foregoing described in this Section 2.5 herein called the "Appurtenances"); and

     2.6.  Any and all "proceeds" of any of the above-described
Real Estate, Improvements, Service Equipment,
Leases, Rents, Contracts and Appurtenances, which term
"proceeds" shall have the meaning given to it in the Connecticut Uniform Commercial Code (collectively, the
"Proceeds") and shall additionally include whatever is received upon the use, lease, sale, exchange, transfer, collection or other utilization or any disposition or conversion of any of the Real Estate, Improvements, Service
Equipment, Leases, Rents, Contracts and Appurtenances, voluntary or involuntary, whether cash or non-cash, including proceeds of insurance and condemnation awards, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment and inventory.

     TO HAVE AND TO HOLD the above granted and bargained
Mortgaged Premises with the privileges and appurtenances thereof unto it, the said Mortgagee, its successors and assigns, forever, to its and their own proper use and behoof.

      THE CONDITION OF THIS DEED IS SUCH THAT:

     WHEREAS, Mortgagor is justly indebted to Mortgagee pursuant to the Note, and subject to the following additional terms and conditions:

3.    FUTURE ADVANCES.

This Mortgage shall secure any and all present or future advances and readvances under the Liabilities made by Mortgagee to or for the benefit of Mortgagor or the Mortgaged Premises, including, without limitation: (i) principal, interest, late charges, fees and other amounts due under the Liabilities or this Mortgage; (ii) all advances by Mortgagee to Mortgagor or any other person to pay costs of erection, construction, alteration, repair, restoration, maintenance and completion of any improvements on the Mortgaged Premises; (iii) all advances made or costs incurred by Mortgagee for the payment of real estate taxes, assessments or other governmental charges, maintenance charges, insurance premiums, appraisal charges, environmental inspection, audit, testing or compliance costs, and costs incurred by Mortgagee for the enforcement and protection of the Mortgaged Premises or the lien of this Mortgage; and (iv) all legal fees, costs and other expenses incurred by Mortgagee by reason of any default or otherwise in connection with the Liabilities. Mortgagor agrees that if, at any time during the term of this Mortgage or following a foreclosure hereof, Mortgagor fails to perform or observe any covenant or obligation under this Mortgage including, without limitation, payment of any of the foregoing, Mortgagee may (but shall not be obligated to) take such steps as are reasonably necessary to remedy any such nonperformance or nonobservance and provide payment thereof. All amounts advanced by Mortgagee shall be added to the amount secured by this Mortgage and the other Loan Documents, and shall be due and payable on demand, together with interest at four percent (4%) per annum above the rate of interest then in effect under the Note, such interest to be calculated from the date of such advance to the date of repayment thereof. Mortgagor's obligations hereunder shall be continuing and shall survive notwithstanding a foreclosure of this Mortgage.

4.    ASSIGNMENT OF LEASES.

     4.1.  Mortgagor hereby assigns to Mortgagee, as
further security for the payment of the Liabilities, all
Leases and Rents.  Mortgagor shall, upon demand, deliver to
Mortgagee an executed copy of each such Lease.  This
assignment shall continue in effect until the Liabilities
are paid in full and this Mortgage is canceled or
discharged of record; however, so long as no Event of
Default (as defined below) exists, Mortgagor shall have a
license to collect, and may retain, use and enjoy the Rents
as they become due, but not prior to accrual, subject to
the terms and conditions set forth in the Assignment of
Leases.  Such license granted to Mortgagor shall be
immediately revoked without further notice or demand upon
the occurrence of an Event of Default.    Upon the
occurrence of any Event of Default, the Mortgagee may, without notice, by agent or by a receiver appointed by a court, and without regard to the adequacy of any security for the liabilities, revoke and cancel the license and authority of Mortgagor to collect Rents, and (i) enter upon and take possession of the Mortgaged Premises, (ii) notify tenants, subtenants and any property manager to pay Rents to the Mortgagee or its designee, and upon receipt of such notice such persons are authorized and directed to make payment as specified in the notice and disregard any contrary direction or instruction by Mortgagor, and (iii) in its own name, sue for or otherwise collect Rents, including those past due, and apply Rents, less costs and expenses of operation and collection, including attorneys' fees, to the Liabilities in such order and manner as Bank may determine. The collection of Rents, the entering upon and taking possession of the Property, or the application of Rents as aforesaid, shall not cure or waive any Event of Default or notice of any Event of Default hereunder.

     4.2. Mortgagor shall timely perform all of its obligations under the Leases. Mortgagor represents and warrants that: (i) there are no leases or agreements to lease all or any part of the Real Estate now in effect, except those specifically set forth in, and assigned to Mortgagee by, the Assignment of Leases; and (ii) there is no assignment or pledge of any rents, issues or profits of or from the Mortgaged Premises now in effect and Mortgagor shall not make any assignment or pledge thereof to anyone other than Mortgagee until the satisfaction in full of the Liabilities.

     4.3. Mortgagor shall not, without the prior written consent of Mortgagee: (i) enter into any lease of all or any portion of the Mortgaged Premises; (ii) amend, modify, terminate or accept a surrender of any Lease; or (iii) collect or accept rent from any tenant of the Mortgaged
Premises for a period of more than one month in advance.

5.    SECURITY AGREEMENT.

This Mortgage constitutes a security agreement under the Connecticut Uniform Commercial Code (the "Code") and shall also be effective as a financing statement filed as a fixture filing in the land records of the Town in which the Real Estate is located. Mortgagor hereby grants to Mortgagee a security interest in the Service Equipment, Leases, Rents, Contracts, Appurtenances, Proceeds and other property included in the Mortgaged Premises, and all replacements of, substitutions for, and additions to, all of the foregoing, and the proceeds thereof, as security for the Liabilities. Mortgagor shall, at Mortgagor's own expense, execute, deliver, file and refile any financing or continuation statements or other security agreements
Mortgagee may require from time to time to perfect, confirm or maintain the lien of this Mortgage with respect to such property. Without limiting the foregoing, Mortgagor hereby irrevocably appoints Mortgagee attorney-in-fact for
Mortgagor to execute, deliver and file such instruments for or on behalf of Mortgagor at Mortgagor's expense, which appointment, being for security, is coupled with an interest and shall be irrevocable.

6.    REPRESENTATIONS, WARRANTIES AND COVENANTS.

     6.1. Payment and Performance. Mortgagor shall (i) pay to Mortgagee all sums required to be paid by Mortgagor under the Loan Documents, in accordance with their stated terms and conditions; (ii) perform and comply with all terms, conditions and covenants set forth in each of the Loan Documents by which Mortgagor is bound; and (iii) perform and comply with all of Mortgagor's obligations and duties as landlord under any Leases.

     6.2. Seisin and Warranty. Mortgagor is seized of an indefeasible estate in fee simple in, and warrants the title to, the Mortgaged Premises; has good and valid title to all rents, issues and profits therefrom, and has the right, full power and lawful authority to grant, convey and assign the same to Mortgagee in the manner and form set forth herein; and this Mortgage is a valid and enforceable first lien on the Mortgaged Premises, subject only to the matters set forth on Schedule "C" attached hereto (the
"Permitted Encumbrances"). Mortgagor hereby covenants that Mortgagor shall (i) preserve such title and the validity and priority of the lien of this Mortgage and shall forever warrant and defend the same to Mortgagee against all lawful claims whatsoever; and (ii) execute, acknowledge and deliver all such further documents or assurances, and cause to be done all such further acts as may at any time hereafter be required by Mortgagee to protect fully the lien of this Mortgage.

     6.3. Insurance. (a) Mortgagor shall obtain and maintain at all times throughout the term of this Mortgage the following insurance in amounts, with deductibles and with companies satisfactory to Mortgagee from time to time:
(i) comprehensive general public liability insurance covering all operations of Mortgagor; (ii) "All-Risk" fire and extended coverage hazard insurance (together with vandalism and malicious mischief, special cause of loss and agreed amount endorsements) in an aggregate amount not less than 100% of the full insurable replacement value of the Mortgaged Premises, including coverage for loss of contents owned by Mortgagor; (iii) during the course of any construction, reconstruction, remodeling or repair of improvements on the Mortgaged Premises, builders' all-risk extended coverage insurance in amounts based upon the completed replacement value of the improvements (excluding roads, foundations, parking areas, paths, walkways and like improvements), including coverage for loss of contents and endorsed to provide that occupancy by any person shall not void such coverage; (iv) if the Mortgaged Premises are required to be insured pursuant to the Flood Disaster
Protection Act of 1973 or the National Flood Insurance Act of 1968, and the regulations promulgated thereunder, flood insurance in an amount at least equal to the lesser of the outstanding principal balance of this Mortgage or the maximum limit of coverage available; (v) insurance which complies with the workers' compensation and employers' liability laws of all states in which Mortgagor shall have employees; (vi) business interruption and/or rental loss insurance sufficient to pay, for a period of not less than six (6) months, normal operating expenses of or gross income from the Mortgaged Premises; (vii) boiler and machinery insurance covering pressure vessels, air tanks, boilers, machinery, pressure piping, heating, air conditioning and elevator equipment in such amounts as Mortgagee shall require from time to time, provided that the Mortgaged Premises contains equipment of such nature;
and (viii) such other insurance as Mortgagee may reasonably require, including without limitation, environmental liability insurance.

       (b)  Each insurance policy required under this
Section 6.3. shall be written by an insurance company authorized or licensed to do business in Connecticut having an A.M. Best Company, Inc. rating of A or higher and a financial size category of not less than VII, and shall be on such forms and written by such companies as shall be reasonably approved by Mortgagee.

       (c) Each insurance policy required under this
Section 6.3. providing insurance against loss or damage to property, business interruption or rent loss shall be written or endorsed so as to (i) name Mortgagee as mortgagee under a Connecticut standard mortgagee or secured party endorsement, as the case may be, or its equivalent;
and (ii) make all losses payable directly to Mortgagee, without contribution.

       (d) Each insurance policy required under this
Section 6.3. providing public liability coverage shall be written and endorsed so as to name Mortgagee as a certificate holder with thirty (30) days prior written notice of cancellation.

       (e) Each insurance policy required under this
Section 6.3. shall contain a provision (i) requiring the insurer to notify Mortgagee, in writing and at least thirty
(30) days in advance, of any cancellation or material change in the policy; (ii) waiving all rights of setoff, counterclaim, deduction or subrogation against Mortgagor;
and (iii) excluding Mortgagee from the operation of any coinsurance clause.

       (f) At least thirty (30) days prior to the expiration of any insurance policy, Mortgagor shall furnish evidence satisfactory to Mortgagee that such policy has been renewed or replaced or is no longer required by this
Section 6.3.

       (g) Mortgagor shall not take out any separate or additional insurance with respect to the Mortgaged Premises which is contributing in the event of loss unless approved by Mortgagee and in conformity with the requirements of this Section 6.3.

       (h) Notwithstanding the foregoing, in the event that Mortgagor fails to maintain insurance in accordance with this Section 6.3., and Mortgagee elects to obtain insurance to protect its interests hereunder, Mortgagee may obtain insurance in any amount and of any type Mortgagee deems appropriate to protect Mortgagee's interest only and Mortgagee shall have no duty or obligation to Mortgagor to maintain insurance in any greater amount or of any other type for the benefit of Mortgagor. All insurance premiums incurred or paid by Mortgagee shall be at Mortgagor's sole cost and expense in accordance with Section 3 hereof.
Mortgagee's election to obtain insurance shall not be deemed to waive any Event of Default (as hereinafter defined) hereunder.

    6.4. Taxes and Other Charges. Mortgagor shall prepare and timely file all federal, state and local tax returns required to be filed by Mortgagor and promptly pay and discharge all taxes, assessments, water and sewer rents, and other governmental charges imposed upon Mortgagor, the Mortgaged Premises or on any of Mortgagor's other property when due, but in no event after interest or penalties commence to accrue thereon or become a lien upon such property, except for those taxes, assessments, water and sewer rents, or other governmental charges then being contested in good faith by Mortgagor by appropriate proceedings and for which Mortgagor has established on its books or by deposit of cash with Mortgagee, at the option of Mortgagee, a reserve for the payment thereof in such amount as Mortgagee may require, and so long as such contest: (i) operates to prevent collection, stay any proceedings which may be instituted to enforce payment of such item, and prevent a sale of the Mortgaged Premises to pay such item; (ii) is maintained and prosecuted with due diligence; and (iii) shall not have been terminated or discontinued adversely to Mortgagor. Mortgagor shall submit to Mortgagee, upon request, an affidavit signed by Mortgagor certifying that all federal, state and local tax returns have been filed to date and all taxes, assessments, water and sewer rents, and other governmental charges with respect to Mortgagor's properties have been paid to date.

     6.5. Escrows. If required by Mortgagee, Mortgagor shall pay to Mortgagee at the time of each installment of principal and interest due under the Note, and commencing with the first payment due after the date of such request, a sum equal to (a) the amount of the next installment of taxes and assessments levied or assessed against the Mortgaged Premises, and/or (b) the premiums which will next become due on the insurance policies required by this Mortgage, all in amounts as estimated by Mortgagee, less all sums already paid therefor or deposited with Mortgagee for the payment thereof, divided by the number of payments to become due before one (1) month prior to the date when such taxes and assessments and/or premiums, as applicable, will become due, such sums to be held by Mortgagee to pay the same when due. If such escrow funds are not sufficient to pay such taxes and assessments and/or insurance premiums, as applicable, as the same become due, Mortgagor shall pay to Mortgagee, upon request, such additional amounts as Mortgagee shall estimate to be sufficient to make up any deficiency. No amount paid to Mortgagee hereunder shall be deemed to be trust funds but may be commingled with general funds of Mortgagee and no interest shall be payable thereon. Upon the occurrence of an Event of Default, Mortgagee shall have the right, at its sole discretion, to apply any amounts so held against the Liabilities. If Mortgagor is not required to pay tax escrows pursuant to this Section 6.5., Mortgagor shall promptly provide to Mortgagee on a semi-annual basis (if such taxes or assessments are payable semi-annually) or on a quarterly basis (if such taxes or assessments are payable quarterly), copies of receipted tax bills, cancelled checks or other evidence satisfactory to Mortgagee evidencing that such taxes and assessments have been timely paid.

  6.6. Transfer of Title. Without the prior written consent of Mortgagee in each instance, Mortgagor shall not cause or permit any transfer of the Mortgaged Premises or any part thereof, whether voluntarily, involuntarily or by operation of law, nor shall Mortgagor enter into any agreement or transaction to transfer, or accomplish in form or substance a transfer, of the Mortgaged Premises. A
"transfer" of the Mortgaged Premises includes: (i) the direct or indirect sale, transfer or conveyance of the Mortgaged Premises or any portion thereof or interest therein; (ii) the execution of an installment sale contract or similar instrument affecting all or any portion of the Mortgaged Premises; (iii) if Mortgagor, or any general partner of Mortgagor, is a corporation, partnership or limited liability company, the transfer (whether in one transaction or a series of transactions) of any stock, partnership, limited liability company or other ownership interests in such corporation, partnership or limited liability company; (iv) if Mortgagor, or any general partner of Mortgagor, is a corporation, the creation or issuance of new stock by which an aggregate of more than 10% of such corporation's stock shall be vested in a party or parties who are not now stockholders; and (v) an agreement by Mortgagor leasing all or a substantial part of the Mortgaged Premises for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of or the grant of a security interest in and to any Leases.

     6.7. No Encumbrances. (a) Mortgagor shall not create or permit to exist any mortgage, pledge, lien, security interest (including, without limitation, a purchase money security interest), encumbrance, attachment, levy, distraint or other judicial process on or against the Mortgaged Premises or any part thereof (including, without limitation, fixtures and other personalty), whether superior or inferior to the lien of this Mortgage, without the prior written consent of Mortgagee. If any lien or encumbrance is filed or entered without Mortgagor's consent, Mortgagor shall have the right to contest same, in good faith, by appropriate proceedings so long as adequate reserves have been established therefor.

           (b) By placing or accepting a mortgage, lien or encumbrance of any type, whether voluntary or involuntary, against the Mortgaged Premises, the holder thereof shall be deemed to have agreed, without any further act or documentation being required, that its mortgage, lien or encumbrance shall be subordinate in lien priority to this Mortgage and to any future amendments, consolidations or extensions hereof (including, without limitation, amendments which increase the interest rate on the Note, extend the term of the Liabilities, provide for future advances secured by this Mortgage, or provide for the release of portions of the Mortgaged Premises with or without consideration).

          (c) The holder of any subordinate mortgage or other lien, whether or not consented to by Mortgagee, expressly agrees by acceptance of such subordinate mortgage or other lien that it waives and relinquishes any rights it may have, whether under a legal theory of marshalling of assets or any other theory at law or in equity, to restrain
Mortgagee from, or recover damages from Mortgagee as a result of, Mortgagee exercising its various remedies hereunder or under any other documents evidencing or securing the Liabilities, in such order and with such timing as Mortgagee deems appropriate in its sole discretion.

          (d) Mortgagee may, at any time or from time to time, renew, extend or increase the amount of this Mortgage, alter or modify the terms hereof or of the Note in any way, waive any of the terms, covenants or conditions hereof or of the Note in whole or in part, release any portion of the Mortgaged
Premises or any other security, and grant such extensions and indulgences in relation to the Liabilities as Mortgagee may determine, without the consent of any junior lienor or encumbrancer or any obligation to give notice of any kind thereto, and without in any manner affecting the priority or the lien hereof on all or any part of the Mortgaged
Premises.

     6.8. Removal of Fixtures. Mortgagor shall not remove or permit to be removed from the Mortgaged Premises any fixtures presently or in the future owned by Mortgagor as the term "fixtures" is defined by the law in Connecticut
(unless such fixtures have been replaced with similar fixtures of equal or greater utility and value), the removal of which fixtures would materially impair the value of the Mortgaged Premises.

     6.9.  Maintenance and Repair; Alterations.(a)
Mortgagor shall (i) abstain from and not permit the commission of waste in or about the Mortgaged Premises;
(ii) keep the Mortgaged Premises, at Mortgagor's own cost and expense, in good and substantial repair, working order and condition; (iii) make or cause to be made, as and when necessary, all material repairs and replacements, whether or not insurance proceeds are available therefor; and (iv) not remove, demolish, materially alter, discontinue the use of, permit to become vacant or deserted, or otherwise dispose of all or any material part of the Mortgaged
Premises. All alterations, replacements, renewals or additions made pursuant to this Section 6.9. shall automatically become a part of the Mortgaged Premises and shall be covered by the lien of this Mortgage.

          (b) Mortgagee, and any persons authorized by Mortgagee, shall have the right, but not the obligation, to enter upon the Mortgaged Premises at any reasonable time to inspect and photograph its condition and state of repair.
In the event any such inspection reveals, in the sole discretion of Mortgagee, the necessity for any repair, alteration, replacement, clean-up or maintenance, Mortgagor shall, at the discretion of Mortgagee, either: (i) cause such work to be effected immediately; or (ii) promptly establish an interest bearing reserve fund with Mortgagee in an amount determined by Mortgagee for the purpose of effecting such work.

     6.10. Compliance with Applicable Laws. Mortgagor agrees to substantially observe, conform and comply, and to cause its tenants to observe, conform and comply with all material federal, state, county, municipal and other governmental or quasi-governmental laws, rules, regulations, ordinances, codes, requirements, covenants, conditions, orders, licenses, permits, approvals and restrictions, including without limitation, the Americans with Disabilities Act of 1990 (collectively, the "Legal
Requirements"), now or hereafter affecting all or any material part of the Mortgaged Premises, its occupancy or the business or operations now or hereafter conducted thereon and the personalty contained therein, within such time as required by such Legal Requirements. Mortgagor represents and warrants that it has caused the Mortgaged
Premises to be designed, and the Mortgaged Premises currently is, in substantial compliance with all material
Legal Requirements applicable to the Mortgaged Premises.
Mortgagor further represents and warrants that any funds used to acquire the Mortgaged Premises were not obtained in violation of any Legal Requirements, and that such funds, including any Loan proceeds, are not being used and are not intended to be used to facilitate any violations of any Legal Requirements.

     6.11. Damage, Destruction and Condemnation.(a) If all or any part of the Mortgaged Premises shall be damaged or destroyed, or if title to or the temporary use of the whole or any part of the Mortgaged Premises shall be taken or condemned by a competent authority for any public or quasi-public use or purpose, there shall be no abatement or reduction in the amounts payable by Mortgagor under the Loan Documents and Mortgagor shall continue to be obligated to make such payments.

          (b) If all or any material part of the Mortgaged Premises is partially or totally damaged or destroyed, Mortgagor shall give prompt notice thereof to Mortgagee, and Mortgagee may make proof of loss if not made promptly by Mortgagor. Mortgagor hereby authorizes and directs any affected insurance company to make payment under such insurance, including return of unearned premiums, to Mortgagee instead of to Mortgagor and Mortgagee jointly, and Mortgagor appoints Mortgagee as Mortgagor's attorney-in-fact to endorse any draft thereof, which appointment, being for security, is coupled with an interest and irrevocable. Mortgagee is hereby authorized and empowered by Mortgagor to settle, adjust or compromise, in consultation with Mortgagor, any claims for loss, damage or destruction to the Mortgaged Premises. Mortgagor shall pay all costs of collection of insurance proceeds payable on account of such damage or destruction. Mortgagor shall have no claim against the insurance proceeds, or be entitled to any portion thereof, and all rights to the insurance proceeds are hereby assigned to Mortgagee as additional security for payment of the Liabilities.
Mortgagee shall have the option, in its sole discretion, of paying or applying all or any part of the insurance proceeds to: (i) reduction of the Liabilities; (ii) restoration, replacement or repair of the Mortgaged
Premises in accordance with Mortgagee's standard construction loan disbursement conditions and requirements;
or (iii) Mortgagor.

          (c) Immediately upon obtaining knowledge of the institution of any proceeding for the condemnation of all or any part of the Mortgaged Premises, Mortgagor shall give notice to Mortgagee. Mortgagor shall, at its sole cost and expense, diligently prosecute any such proceeding and shall consult with Mortgagee, its attorneys and experts, and shall cooperate with it in the defense of any such proceeding. Mortgagee may participate in any such proceeding and Mortgagor shall from time to time deliver to Mortgagee all instruments requested by it to permit such participation. Mortgagor shall not, without Mortgagee's prior written consent, enter into any agreement (i) for the taking or conveyance in lieu thereof of all or any part of the Mortgaged Premises, or (ii) to compromise, settle or adjust any such proceeding. If an Event of Default has occurred Mortgagee is authorized to settle, compromise and adjust any claim for condemnation. All awards and proceeds of condemnation are hereby assigned to Mortgagee, and Mortgagor, upon request by Mortgagee, agrees to make, execute and deliver any additional assignments or documents necessary from time to time to enable Mortgagee to collect the same. Such awards and proceeds shall be paid or applied by Mortgagee, in its sole discretion, to: (i) reduction of the Liabilities; (ii) restoration, replacement or repair of the Mortgaged Premises in accordance with Mortgagee's standard construction loan disbursement conditions and requirements; or (iii) Mortgagor.

          (d) Nothing is this Section 6.11. shall relieve
Mortgagor of its duty to repair, restore, rebuild or replace the Mortgaged Premises following damage or destruction or partial condemnation if no or inadequate insurance proceeds or condemnation awards are available to defray the cost of repair, restoration, rebuilding or replacement.

     6.12. Required Notices.  Mortgagor shall notify
Mortgagee within three (3) days of: (i) receipt of any notice from any governmental or quasi-governmental authority relating to the structure, use or occupancy of the Mortgaged Premises or alleging a violation of any Legal
Requirement; (ii) a substantial change in the occupancy or use of all or any part of the Mortgaged Premises; (iii) receipt of any notice from the holder of any lien or security interest in all or any part of the Mortgaged
Premises; (iv) commencement of any litigation affecting or potentially affecting the financial ability of Mortgagor or the value of the Mortgaged Premises; (v) a pending or threatened condemnation of all or any part of the Mortgaged
Premises; (vi) a fire or other casualty causing damage to all or any part of the Mortgaged Premises; (vii) receipt of any notice with regard to any Release of Hazardous
Substances (as such terms are defined in Section 9.2.
hereof) or any other environmental matter affecting the Mortgaged Premises or Mortgagor's interest therein; (viii) receipt of any request for information, demand letter or notification of potential liability from any entity relating to potential responsibility for investigation or clean-up of Hazardous Substances on the Mortgaged Premises or at any other site owned or operated by Mortgagor; (ix) receipt of any notice from any tenant of all or any part of the Mortgaged Premises alleging a default, failure to perform or any right to terminate its lease or to set-off rents; or (x) receipt of any notice of the imposition of, or of threatened or actual execution on, any lien on or security interest in all or any part of the Mortgaged
Premises.

     6.13.  No Credits on Account of the Liabilities.
Mortgagor shall not claim or demand or be entitled to any credit on account of the Liabilities for any part of the taxes paid with respect to the Mortgaged Premises or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Mortgaged Premises, or any part thereof, by reason of this Mortgage.

     6.14. Books and Records. Mortgagor shall keep and maintain complete and accurate books and records in accordance with generally accepted accounting principles consistently applied, reflecting all of the financial affairs of Mortgagor and all items of income and expense in connection with the operation of the Mortgaged Premises.
Mortgagor shall permit representatives of Mortgagee to examine and audit Mortgagor's (and its parent's and its subsidiaries') books and records, to inspect Mortgagor's facilities and properties, and to discuss Mortgagor's financial condition and the contents of Mortgagor's financial statements with Mortgagor's accountants.

     6.15. Right to Reappraise. Mortgagee shall have the right to conduct or have conducted by an independent appraiser acceptable to Mortgagee appraisals of the Mortgaged Premises in form and substance satisfactory to Mortgagee at the sole cost and expense of Mortgagor;
provided, however, that Mortgagor shall not be obligated to bear the expense of such appraisals so long as (i) no Event of Default exists, and (ii) such appraisals are not required by applicable law, rule or regulation or the interpretation or administration thereof by any governmental authority or comparable agency charged with the interpretation or administration thereof. The cost of such appraisals, if chargeable to Mortgagor as aforesaid, shall be added to the Liabilities and shall be secured by this Mortgage in accordance with the provisions of Section 3 hereof.

7.  DECLARATION OF NO OFFSET.  Mortgagor represents to
Mortgagee that Mortgagor has no knowledge of any offsets, counterclaims or defenses to the Liabilities either at law or in equity. Mortgagor shall, within three (3) days upon request in person or within seven (7) days upon request by mail, furnish to Mortgagee or Mortgagee's designee a written statement in form satisfactory to Mortgagee stating the amount due under the Liabilities and whether there are offsets or defenses against the same, and if so, the nature and extent thereof.

8.  CHANGE IN LAWS.

     In the event of the passage, after the date of this Mortgage, of any law changing in any way the laws now in force for the taxation of mortgages or debts secured thereby, for state or local purposes, or the manner of the operation of any such taxes, so as to affect the interest of Mortgagee or impose upon Mortgagee the obligation to pay the whole or any part of any taxes, assessments, charges or liens ("Charges") herein required to be paid by Mortgagor, then Mortgagor shall pay the full amount of the Charges;
provided that if payment by Mortgagor of any Charges would be unlawful or usurious, Mortgagee may, at Mortgagee's option: (i) declare the Liabilities to be immediately due and payable; or (ii) pay that portion of the Charges as renders the Liabilities unlawful or usurious, in which event Mortgagor shall concurrently therewith pay the remaining lawful and nonusurious portion of said Charges.

9.  ENVIRONMENTAL MATTERS.

     9.1. Definitions. For purposes of this Section 9, "Applicable Environmental Laws" shall mean any and all existing or future federal, state and local statutes, ordinances, regulations, rules, executive orders, standards and requirements, including the requirements imposed by common law, concerning or relating to industrial hygiene and the protection of health and the environment including, without limitation: (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. 9601 et seq. ("CERCLA"); (ii) the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. 6901 et se. ("RCRA"); (iii) the Clean Air Act, as amended, 42 U.S.C. 7901 et seq.; (iv) the Clean Water Act, as amended, 33 U.S.C. 1251 et seq.; (v) the Hazardous Materials Transportation Act, as amended, 49 U.S.C. 1801 et seq.; and (vi) Title 22a of the Connecticut General Statutes, as amended. Any terms mentioned in this Section
9 which are defined in any Applicable Environmental Law shall have the meanings ascribed to such terms in said laws; provided, however, that if any of such laws are amended so as to broaden any term defined therein, such broader meaning shall apply subsequent to the effective date of such amendment.

Representations, Warranties and Covenants. Mortgagor represents, warrants, covenants and agrees as follows:

     (a) Neither Mortgagor nor the Mortgaged Premises or any occupant thereof are in material violation of or subject to any existing, pending or threatened investigation or inquiry by any governmental authority pertaining to any Applicable Environmental Law. Mortgagor shall not cause or permit the Mortgaged Premises to be in material violation of, or do anything which would subject the Mortgaged Premises to any remedial obligations under, any Applicable Environmental Law, and shall promptly notify
Mortgagee in writing of any existing, pending or threatened investigation or inquiry by any governmental authority in connection with any Applicable Environmental Law. In addition, Mortgagor shall provide Mortgagee with copies of any and all material written communications with any governmental authority in connection with any Applicable
Environmental Law, concurrently with Mortgagor's giving or receiving of same.

     (b) There are no underground storage tanks, radon, asbestos materials, polychlorinated biphenyls or urea formaldehyde insulation present at or installed in the Mortgaged Premises. Mortgagor covenants and agrees that if any such materials are found to be present at the Mortgaged
Premises, Mortgagor shall remove or remediate the same promptly upon discovery at its sole cost and expense.

     (c) Mortgagor has taken all reasonable steps necessary to determine and has determined that there has been no release, spill, discharge, leak, disposal or emission (individually a "Release" and collectively, "Releases") of any Hazardous Material, Hazardous Substance or Hazardous Waste, including gasoline, petroleum products, explosives, toxic substances, solid wastes and radioactive materials (collectively, "Hazardous Substances") at, upon, under or within the Mortgaged Premises. The use which Mortgagor or any other occupant of the Mortgaged Premises makes or intends to make of the Mortgaged Premises will not result in any material Release of any Hazardous Substances on or to the Mortgaged Premises. During the term of this Mortgage, Mortgagor shall take all reasonable steps necessary to determine whether there has been a Release of any Hazardous Substances on or to the Mortgaged Premises and if Mortgagor finds a Release has occurred, Mortgagor shall remove or remediate the same promptly upon discovery at its sole cost and expense.

     (d) None of the real property owned and/or occupied by Mortgagor and located in the State of Connecticut, including without limitation, the Mortgaged Premises, has ever been used by the present or previous owners and/or operators or will be used in the future to refine, produce, store, handle, transfer, process, transport, generate, manufacture, heat, treat, recycle or dispose of Hazardous
Substances in any materially adverse manner.

     (e) Mortgagor has not received any notice of violation, request for information, summons, citation, directive or other communication, written or oral, from the Connecticut Department of Environmental Protection or the
United States Environmental Protection Agency concerning any intentional or unintentional act or omission on Mortgagor's or any occupant's part resulting in the Release of Hazardous Substances.

     (f) Except as previously disclosed to Mortgagee, the Mortgaged Premises are not located within a "wetlands" as defined by Connecticut General Statues 22a-38, and are not subject to the terms of the Inland Wetlands and Watercourses Act, as amended, Connecticut General Statues
22a-36 et seq., or the rules and regulations promulgated thereunder.

     (g) In connection with the purchase of the Mortgaged Premises and any other real property acquired by Mortgagor on or after October 1, 1987, Mortgagor required that the seller of said real property, including the Mortgaged Premises, comply with the provisions of the Connecticut Transfer Act, as amended, Connecticut General Statutes 22a-134 et seq. (the "Connecticut Transfer Act") to the extent the same was applicable and, if applicable, the seller did comply therewith.

     (h) Mortgagor shall not conduct or cause or permit to be conducted on the Mortgaged Premises any activity which constitutes or renders the Mortgaged Premises an Establishment, as such term is defined in the Connecticut
Transfer Act, without the prior written consent of Mortgagee. In the event that the provisions of the Connecticut Transfer Act become applicable to the Mortgaged
Premises subsequent to the date hereof, Mortgagor shall give prompt written notice thereof to Mortgagor and shall take immediate requisite action to insure full compliance therewith. Mortgagor shall deliver to Mortgagee copies of all correspondence, notices and submissions that it sends to or receives from the Connecticut Department of Environmental Protection in connection with such compliance. Mortgagor's obligation to comply with the Connecticut Transfer Act shall, notwithstanding its general applicability, also specifically apply to a sale, transfer, closure or termination of operations associated with any foreclosure action, including, without limitation, a foreclosure action brought with respect to this Mortgage.

     (i) The real property owned and/or occupied by Mortgagor and located in the State of Connecticut, including without limitation, the Mortgaged Premises: (i) are being and have been operated in substantial compliance with all material Applicable Environmental Laws, and all permits required thereunder have been obtained and complied with in all respects; and (ii) do not have any Hazardous
Substances present excepting small quantities of petroleum and chemical products, in proper storage containers, as are necessary for the construction or operation of the commercial business of Mortgagor and its tenants, and the usual waste products therefrom or such as are otherwise present in the ordinary course of Mortgagor's business but which do not cause or result in any materially adverse condition ("Permitted Substances").

     (j) Mortgagor will and will cause its tenants to operate the Mortgaged Premises in compliance with all Applicable Environmental Laws and, other than Permitted
Substances, will not place or permit to be placed any Hazardous Substances on the Mortgaged Premises.

     (k) No lien has been attached to or threatened to be imposed upon any revenue or any real or personal property owned by Mortgagor, including without limitation, the Mortgaged Premises, and there is no basis for the imposition of any such lien based on any governmental action under Applicable Environmental Laws. Neither
Mortgagor nor any other party has been, is or will be involved in operations at the Mortgaged Premises which could lead to the imposition of environmental liability on Mortgagor, or on any subsequent or former owner of the Mortgaged Premises, or the creation of an environmental lien on the Mortgaged Premises. In the event that any such lien is filed, Mortgagor shall, within (30) days from the date that the Mortgagor is given notice of such lien (or within such shorter period of time as is appropriate in the event that the State of Connecticut or the United States has commenced steps to have the Mortgaged Premises sold), either: (i) pay the claim and remove the lien from the Mortgaged Premises; or (ii) furnish a cash deposit, bond or other security satisfactory in form and substance to Mortgagee in an amount sufficient to discharge the claim out of which the lien arises.

     (l) In the event that Mortgagor shall cause or permit to exist a material Release of Hazardous Substances without having obtained a permit issued by the appropriate governmental authorities, Mortgagor shall promptly clean up such material Release in accordance with the provisions of all Applicable Environmental Laws.

  9.3. Right to Inspect and Cure. Mortgagee shall have the right to conduct or have conducted by its agents or contractors such environmental inspections, audits and tests as Mortgagee shall deem necessary or advisable from time to time at the sole cost and expense of Mortgagor;
provided, however, that Mortgagor shall not be obligated to bear the expense of such environmental inspections, audits and tests so long as (i) no Event of Default exists, and
(ii) Mortgagee has no cause to believe in its sole reasonable judgment that there has been a Release or threatened Release of Hazardous Substances at the Mortgaged
Premises or that Mortgagor or the Mortgaged Premises is in violation of any Applicable Environmental Law. The cost of such inspections, audits and tests, if chargeable to Mortgagor as aforesaid, shall be added to the Liabilities and shall be secured by this Mortgage. Mortgagor shall, and shall cause each tenant of the Mortgaged Premises to, cooperate with such inspection efforts; such cooperation shall include, without limitation, supplying all information requested concerning the operations conducted and Hazardous Substances located at the Mortgaged Premises.
In the event that Mortgagor fails to comply with any Applicable Environmental Law, Mortgagee may, in addition to any of its other remedies under this Mortgage, cause the Mortgaged Premises to be in compliance with such laws and the cost of such compliance shall be added to the sums secured by this Mortgage in accordance with the provisions of Section 3 hereof.

10.  INDEMNIFICATION.

     10.1. Mortgagor hereby indemnifies and agrees to protect, defend and hold harmless Mortgagee, any entity which "controls" Mortgagee, within the meaning of Section 15 of the Securities Act of 1933, as amended, or is under common control with Mortgagee, and any member, officer, director, official, agent, employee or attorney of Mortgagee, and their respective heirs, administrators, executors, successors and assigns (collectively, the "Indemnified Parties"), from and against any and all losses, damages, expenses or liabilities of any kind or nature and from any suits, claims or demands, including reasonable attorneys' fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with the Loan Documents or the transactions contemplated therein (unless determined by a final judgment of a court of competent jurisdiction to have been caused solely by the gross negligence or willful misconduct of the Indemnified Parties) including, without limitation: (i) disputes with any architect, general contractor, subcontractor, materialman or supplier, or on account of any act or omission to act by Mortgagee in connection with the Mortgaged Premises; (ii) losses, damages (including consequential damages), expenses or liabilities sustained by Mortgagee in connection with any environmental inspection, monitoring, sampling or cleanup of the Mortgaged Premises required or mandated by any Applicable Environmental Law; (iii) any untrue statement of a material fact contained in information submitted to Mortgagee by Mortgagor or the omission of any material fact necessary to be stated therein in order to make such statement not misleading or incomplete; (iv) the failure of Mortgagor to perform any obligations herein required to be performed by Mortgagor; and (v) the ownership, construction, occupancy, operation, use or maintenance of the Mortgaged Premises.

     10.2. In case any action shall be brought against Mortgagee or any other Indemnified Party in respect to which indemnity may be sought against Mortgagor, Mortgagee or such other Indemnified Party shall promptly notify
Mortgagor and Mortgagor shall assume the defense thereof, including the employment of counsel selected by Mortgagor and satisfactory to Mortgagee, the payment of all costs and expenses, and the right to negotiate and consent to settlement. The failure of Mortgagee to so notify Mortgagor shall not relieve
Mortgagor of any liability it may have under the foregoing indemnification provisions or from any liability which it may otherwise have to Mortgagee or any of the other
Indemnified Parties. Mortgagee shall have the right, at its sole option, to employ separate counsel in any such action and to participate in the defense thereof, all at Mortgagor's sole cost and expense. Mortgagor shall not be liable for any settlement of any such action effected without its consent, but if settled with Mortgagor's consent, or if there be a final judgment for the claimant in any such action, Mortgagor agrees to indemnify and save harmless Mortgagee from and against any loss or liability by reason of such settlement or judgment.

     10.3. The provisions of this Section 10 shall survive the repayment of the Liabilities and the release or discharge of this Mortgage.

11.   EVENTS OF DEFAULT.

  Each of the following shall constitute a default (each, an "Event of Default") hereunder:

  11.1. Non-payment when due of any sum required to be paid to Mortgagee under any of the Loan Documents, including without limitation, principal and interest;

  11.2.  A breach of any covenant contained in Sections
6.3., 6.4., 6.6., or 6.12.  hereof;

  11.3. A breach by Mortgagor of any other term, covenant, condition, obligation or agreement under this Mortgage, and the continuance of such breach for a period of fifteen (15) days after written notice thereof shall have been given to Mortgagor;

  11.4.  An Event of Default under any of the other Loan
Documents;

  11.5. Any representation or warranty made by Mortgagor or by any other person providing collateral pursuant to or obligated to perform under any Loan Document ("Other
Obligated Party") in any Loan Document or to induce
Mortgagee to enter into the transactions contemplated hereunder shall prove to be false, incorrect or misleading in any material respect as of the date when made;

  11.6.  The filing by or against Mortgagor or any Other
Obligated Party of a petition seeking relief, or the granting of relief, under the Federal Bankruptcy Code or any similar federal or state statute; any assignment for the benefit of creditors made by Mortgagor or any Other
Obligated Party; the appointment of a custodian, receiver, liquidator or trustee for Mortgagor or any Other Obligated
Party or for any of the property of Mortgagor or such Other
Obligated Party, or any action by Mortgagor or any Other
Obligated Party to effect any of the foregoing; or if Mortgagor or any Other Obligated Party becomes insolvent
(however defined) or is not paying its debts generally as they become due;

  11.7. The death, dissolution, liquidation, merger, consolidation or reorganization of Mortgagor or any Other
Obligated Party, or the institution of any proceeding to effect any of the foregoing;

  11.8. A material deterioration in the financial condition of Mortgagor or any Other Obligated Party or the occurrence of any event which, in the reasonable opinion of Mortgagee, impairs the financial responsibility of Mortgagor or any Other Obligated Party and their ability to repay the Liabilities;


12.  REMEDIES.

    If an Event of Default shall have occurred, Mortgagee may take any of the following actions (without the obligation to marshall):

  12.1. Acceleration. Mortgagee may declare the entire amount of the Liabilities immediately due and payable, without presentment, demand, notice of any kind, protest or notice of protest, all of which are expressly waived, notwithstanding anything to the contrary contained in any of the Loan Documents. Mortgagee may collect interest from the date of default on the unpaid balance of the Liabilities, at the Default Rate (as defined and described in the Note). In addition, any and all accelerations of any portion of the remaining principal balance of the Liabilities (including, without limitation, foreclosure by Mortgagee under this Mortgage) shall be subject to the Prepayment
Consideration (as defined and described in the Note), if any.

  12.2. Possession. Mortgagee may (i) enter upon and take possession of the Mortgaged Premises, including the Rents, (with or without commencing legal action or making legal appearance in any court of competent jurisdiction) and with the rights or powers more particularly set forth hereafter;
and (ii) without taking possession and control of the Mortgaged Premises, immediately (and with or without commencing legal action or making legal appearance in any court of competent jurisdiction) collect directly all Rents in the place and stead of Mortgagor with full rights and powers to notify all parties liable for payments of Rent to make said payments directly to Mortgagee or its agents and Mortgagee and its agents shall have the further power and authority to sue for or otherwise collect and receive all Rents. Said rights and powers referenced in clause (i) of this Section 12.2. shall include the right to operate, manage and control the Mortgaged Premises and exercise all rights and powers of Mortgagor in its name or otherwise with respect to the same; the right to make all necessary and proper repairs, improvements, maintenance and replacements to the Mortgaged Premises; the right to enforce all terms of existing contracts relating to the Mortgaged Premises or enter into such new contracts as Mortgagee determines to be necessary in its sole discretion; the right to lease the Mortgaged Premises; the right to collect from the Mortgaged Premises all Rents and, after deducting all costs of collection and administration expense, apply the net Rents to any one or more of the following items in such manner and in such order of priority as Mortgagee, in Mortgagee's sole discretion, may elect: the payment of any sums due under any prior lien, taxes, water and sewer rents, charges and claims, insurance premiums and all other carrying charges, to the maintenance, repair or restoration of the Mortgaged
Premises, to compensation, salaries, expenses and disbursements of Mortgagee's agents, attorneys, or any other representatives of Mortgagee, the receiver in connection with the possession, control and/or operation of the Mortgaged Premises and the business operations conducted therefrom, or on account of the Liabilities.
Mortgagee is given full authority to do any act which Mortgagor could do in connection with the management and operation of the Mortgaged Premises. This covenant becomes effective either with or without any action brought to foreclose this Mortgage and without applying for a receiver of such rents. In addition to the foregoing, upon the occurrence of an Event of Default, Mortgagor shall pay monthly in advance to Mortgagee or to any receiver appointed to collect said rents the fair and reasonable rental value for Mortgagor's use and occupation of the Mortgaged Premises, and upon default in any such payment
Mortgagor shall vacate and surrender the possession of the Mortgaged Premises to Mortgagee or to such receiver. If
Mortgagor does not vacate and surrender the Mortgaged
Premises then Mortgagor may be evicted by summary proceedings or ejectment.

  12.3. Foreclosure. Mortgagee may institute any one or more actions of mortgage foreclosure (whether strict foreclosure or foreclosure by sale) against all or any part of the Mortgaged Premises, or take such other action available to Mortgagee at law, in equity or by Contract for the enforcement of this Mortgage and realization on the security herein or elsewhere provided for, as the law may allow, and may proceed therein to final judgment and execution for the entire unpaid balance of the Liabilities, together with all future advances and any other sums due by Mortgagor in accordance with the provisions of this Mortgage, together with interest from the date of default at the Default Rate and all costs of suit and attorneys' fees. The unpaid balance of any judgment shall bear interest at the greater of (a) the statutory rate, or (b) the Default Rate. Without limiting the foregoing, Mortgagee may foreclose this Mortgage and exercise its rights as a secured party for all or any portion of the Liabilities which are then due and payable, subject to the continuing lien of this Mortgage for the balance not then due and payable. In case of any sale of the Mortgaged
Premises by judicial proceedings, the Mortgaged Premises may be sold in one parcel or in such parcels, manner or order as Mortgagee in its sole discretion may elect.
Mortgagor, for itself and anyone claiming by, through or under it, hereby agrees that Mortgagee shall in no manner, in law or in equity, be limited, except as herein provided, in the exercise of its rights in the Mortgaged Premises or in any other security hereunder or otherwise appertaining to the Liabilities or any other obligation secured by this Mortgage, whether by any statute, rule or precedent which may otherwise require said security to be marshalled in any manner and Mortgagor, for itself and others as aforesaid, hereby expressly waives and releases any right to or benefit thereof. The failure to make any tenant a defendant to a foreclosure proceeding shall not be asserted by Mortgagor as a defense in any proceeding instituted by Mortgagee to collect the Liabilities or any deficiency remaining unpaid after the foreclosure sale of the Mortgaged Premises.

  12.4. Appointment of Receiver. Mortgagee may make application to a court of competent jurisdiction for and obtain immediate ex parte appointment of a receiver authorized to immediately enter upon and take possession and control of the Mortgaged Premises including, without limitation, the Rents, and with those rights and powers of Mortgagee set forth in Section 12.2. Such appointment may be made either before or after sale, without notice, without regard to the solvency or insolvency of Mortgagor at the time of application for such receiver, without regard to the then value of the Mortgaged Premises or whether the Mortgaged
Premises shall be then occupied as a homestead or not, and without regard to whether Mortgagor has committed waste or allowed deterioration of the Mortgaged Premises, and Mortgagee or any agent of Mortgagee may be appointed as such receiver. Mortgagor hereby agrees that Mortgagee has a special interest in the Mortgaged Premises and absent the appointment of such receiver the Mortgaged Premises shall suffer waste and deterioration and Mortgagor further agrees that it shall not contest the appointment of a receiver and hereby so stipulates to such appointment pursuant to this paragraph. Such receiver shall have the power to perform all of the acts permitted Mortgagee pursuant to Section
12.2. above and such other powers which may be necessary or customary in such cases for the protection, possession, control, management and operation of the Mortgaged Premises during such period. The Mortgagor hereby waives to the fullest extent permitted by law all rights to prior notice or court hearing in connection with any action by Mortgagee of the types set forth in Sections 12.2. and 12.4. hereof, and Mortgagor further waives any requirement that Mortgagee provide any bond, surety, or other security in connection with any said action.

  12.5. Rights as a Secured Party. Mortgagee shall have, in addition to other rights and remedies available at law or in equity, the rights and remedies of a secured party under the Code. Mortgagee may elect to foreclose such of the Mortgaged Premises as then comprise fixtures pursuant either to the law applicable to foreclosure of an interest in real estate or to that applicable to personal property under the Code. To the extent permitted by law, Mortgagor waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect.

  12.6. Excess Monies. Mortgagee may apply on account of the Liabilities any unexpended monies still retained by Mortgagee that were paid by Mortgagor to Mortgagee: (i) for the payment of, or as security for the payment of taxes, assessments or other governmental charges, insurance premiums, or any other charges; or (ii) to secure the performance of some act by Mortgagor.

  12.7. Other Remedies. Mortgagee shall have the right, from time to time, to bring an appropriate action to recover any sums required to be paid by Mortgagor under the terms of this Mortgage, as they become due, without regard to whether or not any other Liabilities shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of mortgage foreclosure, or any other action, for any default by Mortgagor existing at the time the earlier action was commenced. In addition, Mortgagee shall have the right to set-off all or any part of any amount due by Mortgagor to Mortgagee under any of the Liabilities, against any indebtedness, liabilities or obligations owing by Mortgagee or any Affiliate in any capacity to Mortgagor, including any obligation to disburse to Mortgagor any funds or other property on deposit with or otherwise in the possession, control or custody of Mortgagee.

     Mortgagee, its agents, or any receiver acting pursuant to Section 12.4. shall in no event be liable or accountable for more monies than actually are received from the Mortgaged Premises during the period which Mortgagee, its agent or any receiver actually is in possession and control of the Mortgaged Premises. Neither Mortgagee, its agents or any receiver shall be liable or accountable in any manner for the failure to collect Rents for any reason whatsoever.

     All costs, expenses and liabilities of every character incurred by Mortgagee in managing, operating and maintaining the Mortgaged Premises, not paid from the Rents as herein provided, shall constitute an advance and shall be added to the sums secured by this Mortgage in accordance with the provisions of Section 3 hereof.

     In the event of foreclosure, Mortgagee, its agents or any receiver acting pursuant to Section 12.4. may remain in possession of the Mortgaged Premises until (i) the foreclosure sale; (ii) the redemption of the Mortgaged
Premises; or (iii) if a deficiency exists, the expiration of any redemption period of the United States of America extending subsequent to the foreclosure sale. Mortgagee, its agents or any such receiver shall incur no liability for, nor shall Mortgagor assert any claim or setoff as a result of any action taken while Mortgagee, its agents or any such receiver is in possession of the Mortgaged
Premises.

     Mortgagee shall not be (i) compelled to release, or be prevented from foreclosing or enforcing this Mortgage upon all or any part of the Mortgaged Premises, unless the entire Liabilities shall be paid; (ii) required to accept any part or parts of the Mortgaged Premises, as distinguished from the entire whole thereof, as payment of or upon the Liabilities to the extent of the value of such part or parts; (iii) compelled to accept or allow any apportionment of the Liabilities to or among any separate parts of the Mortgaged
Premises; or (iv) prevented from selling the Mortgaged
Premises in one or more parcels or as an entirety and in such manner and order as Mortgagee in its sole discretion may elect.

13.  CONTINUING ENFORCEMENT OF MORTGAGE.

If, after receipt of any payment of all or any part of the Liabilities, Mortgagee is compelled or agrees, for settlement purposes, to surrender such payment to any person or entity for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then this Mortgage and the other Loan Documents shall continue in full force and effect, and Mortgagor shall be liable for, and shall indemnify, defend and hold harmless
Mortgagee with respect to the full amount so surrendered.
The provisions of this Section shall survive the cancellation or discharge of this Mortgage and shall remain effective notwithstanding the payment of the Liabilities, the cancellation of the Note, the release of any security interest, lien or encumbrance securing the Liabilities or any other action which Mortgagee may have taken in reliance upon its receipt of such payment. Any cancellation, release or other such action by Mortgagee shall be deemed to have been conditioned upon any payment of the Liabilities having become final and irrevocable.

14.  MISCELLANEOUS.

   14.1. Remedies Cumulative. The rights and remedies of Mortgagee as provided in this Mortgage or in any other Loan
Document shall be cumulative and concurrent, may be pursued separately, successively or together, may be exercised as often as occasion therefor shall arise, and shall be in addition to any other rights or remedies conferred upon Mortgagee at law or in equity. The failure, at any one or more times, of Mortgagee to assert the right to declare the Liabilities due, grant any extension of time for payment of the Liabilities, take other or additional security for the payment thereof, release any security, change any of the terms of the Loan Documents, or waive or fail to exercise any right or remedy under any Loan Document shall not in any way affect this Mortgage or the rights of Mortgagee.

   14.2.  Integration.  This Mortgage and the other Loan
Documents constitute the sole agreement of the parties with respect to the transaction contemplated hereby and supersede all oral negotiations and prior writings with respect thereto.

   14.3. Attorneys' Fees and Expenses. If Mortgagee retains the services of counsel by reason of a claim of a default or an Event of Default hereunder or under any of the other Loan Documents or to institute and maintain an action to foreclose this Mortgage or to have a receiver appointed, or on account of any matter involving the Liabilities or Mortgagor's title to the Mortgaged Premises or the security interest intended to be granted hereby, or for examination of matters subject to Mortgagee's approval under the Loan Documents, all costs of suit and collection and all reasonable attorneys' fees (and/or allocated fees of Mortgagee's in-house legal counsel) and such other reasonable expenses so incurred by Mortgagee shall forthwith become due and payable, on demand, and shall be secured hereby.

   14.4. No Implied Waiver. Mortgagee shall not be deemed to have modified or waived any of its rights or remedies hereunder unless such modification or waiver is in writing and signed by Mortgagee, and then only to the extent specifically set forth therein. A waiver in one event shall not be construed as continuing or as a waiver of or bar to such right or remedy on a subsequent event.

   14.5.  Partial Invalidity.  The invalidity or
unenforceability of any one or more provisions of this Mortgage shall not render any other provision invalid or unenforceable. In lieu of any invalid or unenforceable provision, there shall be added automatically a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

   14.6. Binding Effect. The covenants, conditions, waivers, releases and agreements contained in this Mortgage shall bind, and the benefits thereof shall inure to, the parties hereto and their respective heirs, executors, administrators, successors and assigns and are intended and shall be held to be real covenants running with the land;
provided, however, that this Mortgage cannot be assigned by Mortgagor without the prior written consent of Mortgagee, and any such assignment or attempted assignment by Mortgagor shall be void and of no effect with respect to Mortgagee.

   14.7. Modifications. This Mortgage may not be supplemented, extended, modified or terminated except by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

   14.8.  Affiliate.  As used herein, "Affiliate" shall mean
First Union Corporation and any of its direct and indirect affiliates and subsidiaries.

   14.9. Commercial Loan. Mortgagor represents and warrants that the loans or other financial accommodations included as Liabilities secured by this Mortgage were obtained solely for the purpose of carrying on or acquiring a business or commercial investment and not for residential, consumer or household purposes.

   14.10. Jurisdiction. Mortgagor irrevocably appoints each and every owner, partner and/or officer of Mortgagor as its attorneys upon whom may be served any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Mortgage or any other Loan Document. Mortgagor hereby consents that any action or proceeding against it may be commenced and maintained in any court within the State of Connecticut or in the United States District Court for the District of Connecticut or, at the option of Mortgagee, any court in which Mortgagee shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy, and that such action or proceeding may be commenced by service of process on any such owner, partner and/or officer. Mortgagor agrees that the courts of the State of Connecticut and the United
States District Court for the District of Connecticut shall have jurisdiction with respect to the subject matter hereof and the person of Mortgagor and all collateral securing the obligations of Mortgagor. Mortgagor hereby further consents to personal jurisdiction in any other court in which Mortgagee shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy. Mortgagor hereby waives personal service of the summons and complaint or other process or papers issued in any proceeding of the type described in this Section 14.10. and agrees that service of such summons and complaint, or other process or papers may be made by regular or certified mail addressed to Mortgagor at the address of Mortgagor set forth herein. Mortgagor agrees not to assert any defense to any proceeding initiated by Mortgagor based upon improper venue or inconvenient forum. Mortgagor agrees that any action brought by Mortgagor shall be commenced and maintained only in a court in the federal judicial district or county in which Mortgagee has a place of business in Connecticut.

   14.11. Notices. All notices and communications under this Mortgage shall be in writing and shall be given by either (a) hand-delivery, (b) first class mail (postage prepaid), or (c) reliable overnight commercial courier
(charges prepaid), to the addresses listed in this Mortgage. Notice shall be deemed to have been given and received: (i) if by hand delivery, upon delivery; (ii) if by mail, three (3) calendar days after the date first deposited in the United States mail; and (iii) if by overnight courier, on the date scheduled for delivery. A party may change its address by giving written notice to the other party as specified herein.

   14.12. Governing Law. This Mortgage shall be governed by and construed in accordance with the substantive laws of the State of Connecticut without reference to conflict of laws principles.

   14.13. Joint and Several Liability. If Mortgagor consists of more than one person or entity, the word
"Mortgagor" shall mean each of them and their liability shall be joint and several.

   14.14.  Waiver of Jury Trial.  MORTGAGOR AND MORTGAGEE
AGREE THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR
COUNTERCLAIM, BROUGHT BY MORTGAGEE OR MORTGAGOR ON OR WITH
RESPECT TO THIS MORTGAGE OR ANY OTHER LOAN DOCUMENT OR THE
DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO,
SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY.
MORTGAGEE AND MORTGAGOR EACH HEREBY KNOWINGLY, VOLUNTARILY,
INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF
THEIR RESPECTIVE COUNSEL, WAIVE ANY RIGHT TO A TRIAL BY
JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING.  FURTHER,
MORTGAGOR WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER,
IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL,
EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER
THAN, OR IN ADDITION TO, ACTUAL DAMAGES.  MORTGAGOR
ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND
MATERIAL ASPECT OF THIS MORTGAGE AND THAT MORTGAGEE WOULD
NOT EXTEND CREDIT TO MORTGAGOR OR BORROWER (AS APPLICABLE)
IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF
THIS MORTGAGE.

   14.15. Open-End Loan. This is an "Open-End Mortgage" and the holder hereof shall have all of the rights, powers and protection to which the holder of any Open-End Mortgage is entitled under Connecticut law. Without limiting the rights set forth in Section 3. hereof, upon request
Mortgagee may, in its discretion, make future advances to Mortgagor. Any such future advance, and the interest payable thereon, shall be secured by this Mortgage when evidenced by a promissory note stating that the note is secured hereby. At no time shall the principal amount of the debt secured by this Mortgage exceed the original principal amount of the Note plus any sum due under the Swap Agreement, nor shall the maturity of any such future advance secured hereby extend beyond the date the final principal payment is due on the Note.

   14.16. Waiver of Termination Rights. Mortgagor hereby waives, for itself or any of its assigns who assume this Mortgage, any rights it may have under Section 49-2(c)(7) of the Connecticut General Statutes, as amended, or otherwise, to terminate the right of Mortgagee to make
"optional future advances" as defined under said Statute.

   14.17.  Prejudgment Remedy Waiver.  MORTGAGOR HEREBY
REPRESENTS, COVENANTS AND AGREES THAT THE PROCEEDS OF THE
LOAN SHALL BE USED FOR GENERAL COMMERCIAL PURPOSES AND THAT
THE TRANSACTION OF WHICH THIS MORTGAGE IS A PART IS A
"COMMERCIAL TRANSACTION" AS DEFINED BY THE STATUTES OF THE
STATE OF CONNECTICUT.  MORTGAGOR HEREBY WAIVES ALL RIGHTS
TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER
CONNECTICUT GENERAL STATUTES, SECTIONS 52-278a et seq., AS
AMENDED, OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH
RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES MORTGAGEE MAY
EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES HEREUNDER.  MORE
SPECIFICALLY, MORTGAGOR ACKNOWLEDGES THAT MORTGAGEE'S
ATTORNEY MAY, PURSUANT TO CONNECTICUT GENERAL STATUTES,
SECTION 52-278f, ISSUE A WRIT FOR A PREJUDGMENT REMEDY
WITHOUT SECURING A COURT ORDER.  MORTGAGOR ACKNOWLEDGES AND
RESERVES ITS RIGHT TO NOTICE AND A HEARING SUBSEQUENT TO
THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY BY
MORTGAGEE'S ATTORNEY, AND MORTGAGEE ACKNOWLEDGES
MORTGAGOR'S RIGHT TO SAID HEARING SUBSEQUENT TO THE
ISSUANCE OF SAID WRIT.  MORTGAGOR FURTHER HEREBY WAIVES ANY
REQUIREMENT OR OBLIGATION OF MORTGAGEE TO POST A BOND OR
OTHER SECURITY IN CONNECTION WITH ANY PREJUDGMENT REMEDY
OBTAINED BY MORTGAGEE AND WAIVES ANY OBJECTIONS TO ANY
PREJUDGMENT REMEDY OBTAINED BY MORTGAGEE BASED ON ANY
OFFSETS, CLAIMS, DEFENSES OR COUNTERCLAIMS OF MORTGAGOR OR
ANY OTHER OBLIGATED PARTY TO ANY ACTION BROUGHT BY
MORTGAGEE.  MORTGAGOR ACKNOWLEDGES AND AGREES THAT ALL OF
THE WAIVERS CONTAINED IN THIS SECTION HAVE BEEN MADE
KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY,
AND WITH THE ADVICE OF ITS COUNSEL.

   14.18. Non-Merger. In the event Mortgagee shall acquire title to the Mortgaged Premises by conveyance from Mortgagor or as a result of the foreclosure, this Mortgage shall not merge in the fee estate of the Mortgaged Premises but shall remain and continue as an existing and enforceable lien for the Liabilities secured hereby until the same shall be released of record by Mortgagee in writing.


15.  DEFEASANCE.

     NOW THEREFORE, if all agreements and provisions contained herein are fully kept and performed by Mortgagor, and all of the Liabilities shall be fully paid in all respects, then this Mortgage shall be void; otherwise to remain in full force and effect.

     IN WITNESS WHEREOF, Mortgagor, intending to be legally bound, has duly executed and delivered this Mortgage and Security Agreement as of the day and year first above written.


WITNESS/ATTEST:                  ENERGY RESEARCH
CORPORATION



                                    By:
Name:                               Name:
Title:                              Title:



Name:
Title:


STATE OF CONNECTICUT)
                    )  SS:  BRIDGEPORT
 COUNTY OF FAIRFIELD)

     On this the 28th day of June, 1996 before me,_________, the undersigned officer, personally appeared
____________________, who acknowledged him/herself to be the ___________________ of ENERGY RESEARCH CORPORATION, a corporation, and that he/she as such ___________________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by him/herself as such ___________________________ and as his/her and its free act and deed.

In witness whereof I hereunto set my hand.


___________________________
Commissioner of the Superior Court
Notary Public
My Commission Expires:



BPT1/56457.1/TSB/114332.1

                              Commercial Mortgage Loan- CT


                 OPEN-END MORTGAGE AND SECURITY AGREEMENT


Date:   June 28, 1996


MORTGAGEE:  FIRST UNION BANK OF CONNECTICUT
            5 Research Drive, Shelton, Connecticut  06484
            Attention: Commercial Real Estate Department
Head

MORTGAGOR:  ENERGY RESEARCH CORPORATION
           Type of Entity:   Corporation

           State of Organization:  Connecticut

           Mailing  Address:  3 Great Pasture Road
           Danbury, Connecticut  06810

MORTGAGED Street  Address:  1 and 3 Great Pasture Road

PREMISES:  Municipality of:   Danbury

           County of Fairfield , State of Connecticut

  Tax Map Designation:  Lot No. ______ Block No.______

1.   DEBT; LOAN DOCUMENTS.

     Mortgagor has guaranteed a loan to Fuel Cell
Manufacturing Corporation (the "Borrower") in the principal amount of Six Hundred Thousand and 00/100 Dollars ($600,000.00), (the "Loan") together with interest thereon, as evidenced by a certain Guaranty and Suretyship Agreement of even date herewith from Mortgagor to Mortgagee (the "Guaranty"). The aforesaid loan to Borrower is evidenced by a certain Term Note of even date herewith from Borrower to Mortgagee (the "Note"). A copy of the Note and Guaranty are attached hereto as Schedules "B" and "D" respectively and incorporated herein and made a part hereof.

     This Mortgage is the Mortgage referred to in the Note.
The indebtedness evidenced by the Note has been or will be advanced pursuant to a Loan Agreement of even date herewith
(the "Loan Agreement"). As additional security for the payment and performance to Mortgagee of the Liabilities (as defined below), Mortgagor has executed and delivered to Mortgagee the other collateral documents described in or accompanying the Loan Agreement. This Mortgage, the Loan
Agreement, the Note, the Guaranty, and all other guarantees, documents, certificates and instruments executed in connection therewith are sometimes hereinafter referred to collectively as the "Loan Documents" or individually as a "Loan Document". The terms of the Loan
Documents are hereby made a part of this Mortgage to the same extent and with the same effect as if fully set forth herein. Copies of the Loan Documents are on file with Mortgagee.

2.  LIABILITIES; GRANT OF MORTGAGE.  To secure to Mortgagee
(i) the repayment of all sums due under this Mortgage, the Guaranty, the Note (and all extensions, renewals, replacements, substitutions, amendments and modifications thereof) and the other Loan Documents, including without limitation, principal, interest, fees, late charges and expenses, including attorneys' fees and/or allocated fees of Mortgagee's in-house legal counsel; (ii) the repayment of all advancements to Borrower as described in Section
14.15 hereof; (iii) the performance of all terms, conditions and covenants set forth in the Loan Documents;
and (iv) any judgment obtained on the Note or Guaranty
(subsections 2 (i), (ii), (iii) and (iv) collectively, the
"Liabilities"), Mortgagor has given, granted, bargained, sold and confirmed and by these presents does hereby give, grant, bargain, sell and confirm with MORTGAGE COVENANTS unto Mortgagee, its successors and assigns, forever, each of the following together with and including all of Mortgagor's right, title and interest thereto and therein now owned or hereafter acquired (collectively, the "Mortgaged Premises").

   2.1. All those certain tracts of land set forth above as the Mortgaged Premises and more particularly described in Schedule "A" attached hereto and made a part hereof (the
"Real Estate");

   2.2. Any and all buildings and improvements now or hereafter erected on, under or over the Real Estate (the
"Improvements");

   2.3. Any and all fixtures, machinery, equipment and other articles of real, personal or mixed property, belonging to Mortgagor, at any time now or hereafter installed in, attached to or situated in or upon the Real
Estate, or the buildings and improvements now or hereafter erected thereon, or used or intended to be used in connection with the Real Estate, or in the operation of the buildings and improvements, plant, business or dwelling situate thereon, whether or not such real, personal or mixed property is or shall be affixed thereto, and all replacements, substitutions and proceeds of the foregoing
(all of the foregoing herein called the "Service
Equipment"), including without limitation: (i) all appliances, furniture and furnishings; all articles of interior decoration, floor, wall and window coverings; all office, restaurant, bar, kitchen and laundry fixtures, utensils, appliances and equipment; all supplies, tools and accessories; all storm and screen windows, shutters, doors, decorations, awnings, shades, blinds, signs, trees, shrubbery and other plantings; (ii) all building service fixtures, machinery and equipment of any kind whatsoever;
all lighting, heating, ventilating, air conditioning, refrigerating, sprinkling, plumbing, security, irrigating, cleaning, incinerating, waste disposal, communications, alarm, fire prevention and extinguishing systems, fixtures, apparatus, machinery and equipment; all elevators, escalators, lifts, cranes, hoists and platforms; all pipes, conduits, pumps, boilers, tanks, motors, engines, furnaces and compressors; all dynamos, transformers and generators;
(iii) all building materials, building machinery and building equipment delivered on site to the Real Estate during the course of, or in connection with any construction or repair or renovation of the buildings and improvements; (iv) all parts, fittings, accessories, accessions, substitutions and replacements therefor and thereof; and (v) all files, books, ledgers, reports and records relating to any of the foregoing;

   2.4. Any present and future leases, subleases, tenancies, licenses, occupancy agreements or agreements to lease all or any portion of the Real Estate, Improvements, Service Equipment or all or any other portion of the Mortgaged Premises and all extensions, renewals, amendments, modifications and replacements thereof, and any options, rights of first refusal or guarantees relating thereto (collectively, the "Leases"); all rents, income, receipts, revenues, security deposits, escrow accounts, reserves, issues, profits, awards and payments of any kind payable under the Leases or otherwise arising from the Real Estate, Improvements, Service Equipment or all or any other portion of the Mortgaged Premises including, without limitation, minimum rents, additional rents, percentage rents, parking, maintenance and deficiency rents (collectively, the "Rents"); all of the following personal property (collectively referred to as the "Contracts"): all accounts, general intangibles and contract rights
(including any right to payment thereunder, whether or not earned by performance) of any nature relating to the Real Estate, Improvements, Service Equipment or all or any other portion of the Mortgaged Premises or the use, occupancy, maintenance, construction, repair or operation thereof; all management agreements, franchise agreements, utility agreements and deposits, building service contracts, maintenance contracts, construction contracts and architect's agreements; all maps, plans, surveys and specifications; all warranties and guaranties; all permits, licenses and approvals; and all insurance policies, books of account and other documents, of whatever kind or character, relating to the use, construction upon, occupancy, leasing, sale or operation of the Real Estate, Improvements, Service Equipment or all or any other portion of the Mortgaged Premises;

   2.5.  Any and all estates, rights, tenements,
hereditament, privileges, easements, reversions, remainders and appurtenances of any kind benefitting or appurtenant to the Real Estate, Improvements or all or any other portion of the Mortgaged Premises; all means of access to and from the Real Estate, Improvements or all or any other portion of the Mortgaged Premises, whether public or private; all streets, alleys, passages, ways, water courses, water and mineral rights relating to the Real Estate, Improvements or all or any other portion of the Mortgaged Premises; all rights of Mortgagor as declarant or unit owner under any declaration of condominium or association applicable to the Real Estate, Improvements or all or any other portion of the Mortgaged Premises including, without limitation, all development rights and special declarant rights; and all other claims or demands of Mortgagor, either at law or in equity, in possession or expectancy of, in, or to the Real
Estate, Improvements or all or any other portion of the Mortgaged Premises (all of the foregoing described in this Section 2.5 herein called the "Appurtenances"); and

   2.6. Any and all "proceeds" of any of the above-described Real Estate, Improvements, Service Equipment,
Leases, Rents, Contracts and Appurtenances, which term "proceeds" shall have the meaning given to it in the Connecticut Uniform Commercial Code (collectively, the "Proceeds") and shall additionally include whatever is received upon the use, lease, sale, exchange, transfer, collection or other utilization or any disposition or conversion of any of the Real Estate, Improvements, Service Equipment, Leases, Rents, Contracts and Appurtenances, voluntary or involuntary, whether cash or non-cash, including proceeds of insurance and condemnation awards, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment and inventory.

     TO HAVE AND TO HOLD the above granted and bargained
Mortgaged Premises with the privileges and appurtenances thereof unto it, the said Mortgagee, its successors and assigns, forever, to its and their own proper use and behoof.

THE CONDITION OF THIS DEED IS SUCH THAT:

WHEREAS, Mortgagor is justly indebted to Mortgagee pursuant to [Mortgagor's Guaranty of] the Note, and subject to the following additional terms and conditions:

3.  FUTURE ADVANCES.

This Mortgage shall secure any and all present or future advances and readvances under the Liabilities made by Mortgagee to or for the benefit of Mortgagor or the Mortgaged Premises, including, without limitation: (i) principal, interest, late charges, fees and other amounts due under the Liabilities or this Mortgage; (ii) all advances by Mortgagee to Mortgagor or any other person to pay costs of erection, construction, alteration, repair, restoration, maintenance and completion of any improvements on the Mortgaged Premises; (iii) all advances made or costs incurred by Mortgagee for the payment of real estate taxes, assessments or other governmental charges, maintenance charges, insurance premiums, appraisal charges, environmental inspection, audit, testing or compliance costs, and costs incurred by Mortgagee for the enforcement and protection of the Mortgaged Premises or the lien of this Mortgage; and (iv) all legal fees, costs and other expenses incurred by Mortgagee by reason of any default or otherwise in connection with the Liabilities. Mortgagor agrees that if, at any time during the term of this Mortgage or following a foreclosure hereof, Mortgagor fails to perform or observe any covenant or obligation under this Mortgage including, without limitation, payment of any of the foregoing, Mortgagee may (but shall not be obligated to) take such steps as are reasonably necessary to remedy any such nonperformance or nonobservance and provide payment thereof. All amounts advanced by Mortgagee shall be added to the amount secured by this Mortgage and the other Loan Documents, and shall be due and payable on demand, together with interest at four percent (4%) per annum above the rate of interest then in effect under the Note, such interest to be calculated from the date of such advance to the date of repayment thereof. Mortgagor's obligations hereunder shall be continuing and shall survive notwithstanding a foreclosure of this Mortgage.

4.  ASSIGNMENT OF LEASES.

   4.1. Mortgagor hereby assigns to Mortgagee, as further security for the payment of the Liabilities, all Leases and Rents. Mortgagor shall, upon demand, deliver to Mortgagee an executed copy of each such Lease. This assignment shall continue in effect until the Liabilities are paid in full and this Mortgage is canceled or discharged of record;
however, so long as no Event of Default (as defined below) exists, Mortgagor shall have a license to collect, and may retain, use and enjoy the Rents as they become due. Upon the occurrence of any Event of Default, the Mortgagee may, without notice, by agent or by a receiver appointed by a court, and without regard to the adequacy of any security for the liabilities, revoke and cancel the license and authority of Mortgagor to collect Rents, and (i) enter upon and take possession of the Mortgaged Premises, (ii) notify tenants, subtenants and any property manager to pay Rents to the Mortgagee or its designee, and upon receipt of such notice such persons are authorized and directed to make payment as specified in the notice and disregard any contrary direction or instruction by Mortgagor, and (iii) in its own name, sue for or otherwise collect Rents, including those past due, and apply Rents, less costs and expenses of operation and collection, including attorneys' fees, to the Liabilities in such order and manner as Bank may determine. The collection of Rents, the entering upon and taking possession of the Property, or the application of Rents as aforesaid, shall not cure or waive any Event of Default or notice of any Event of Default hereunder.

   4.2. Mortgagor shall timely perform all of its obligations under the Leases. Mortgagor represents and warrants that: (i) there are no leases or agreements to lease all or any part of the Real

Estate now in effect, except those specifically set forth in, and assigned to Mortgagee by, the Assignment of Leases;
and (ii) there is no assignment or pledge of any rents, issues or profits of or from the Mortgaged Premises now in effect, and Mortgagor shall not make any assignment or pledge thereof to anyone other than Mortgagee until the satisfaction in full of the Liabilities.

   4.3. Mortgagor shall not, without the prior written consent of Mortgagee: (i) enter into any lease of all or any portion of the Mortgaged Premises; (ii) amend, modify, terminate or accept a surrender of any Lease; or (iii) collect or accept rent from any tenant of the Mortgaged
Premises for a period of more than one month in advance.

5.  SECURITY AGREEMENT.

This Mortgage constitutes a security agreement under the Connecticut Uniform Commercial Code (the "Code") and shall also be effective as a financing statement filed as a fixture filing in the land records of the Town in which the Real Estate is located. Mortgagor hereby grants to Mortgagee a security interest in the Service Equipment, Leases, Rents, Contracts, Appurtenances, Proceeds and other property included in the Mortgaged Premises, and all replacements of, substitutions for, and additions to, all of the foregoing, and the proceeds thereof, as security for the Liabilities. Mortgagor shall, at Mortgagor's own expense, execute, deliver, file and refile any financing or continuation statements or other security agreements
Mortgagee may require from time to time to perfect, confirm or maintain the lien of this Mortgage with respect to such property. Without limiting the foregoing, Mortgagor hereby irrevocably appoints Mortgagee attorney-in-fact for
Mortgagor to execute, deliver and file such instruments for or on behalf of Mortgagor at Mortgagor's expense, which appointment, being for security, is coupled with an interest and shall be irrevocable.

6.  REPRESENTATIONS, WARRANTIES AND COVENANTS.

   6.1. Payment and Performance. Mortgagor shall (i) pay to Mortgagee all sums required to be paid by Mortgagor under the Loan Documents, in accordance with their stated terms and conditions; (ii) perform and comply with all terms, conditions and covenants set forth in each of the Loan Documents by which Mortgagor is bound; and (iii) perform and comply with all of Mortgagor's obligations and duties as landlord under any Leases.

   6.2. Seisin and Warranty. Mortgagor is seized of an indefeasible estate in fee simple in, and warrants the title to, the Mortgaged Premises; has good and valid title to all rents, issues and profits therefrom, and has the right, full power and lawful authority to grant, convey and assign the same to Mortgagee in the manner and form set forth herein; and this Mortgage is a valid and enforceable first lien on the Mortgaged Premises, subject only to the matters set forth on Schedule "C" attached hereto (the
"Permitted Encumbrances"). Mortgagor hereby covenants that Mortgagor shall (i) preserve such title and the validity and priority of the lien of this Mortgage and shall forever warrant and defend the same to Mortgagee against all lawful claims whatsoever; and (ii) execute, acknowledge and deliver all such further documents or assurances, and cause to be done all such further acts as may at any time hereafter be required by Mortgagee to protect fully the lien of this Mortgage.

   6.3. Insurance.(a) Mortgagor shall obtain and maintain at all times throughout the term of this Mortgage the following insurance in amounts, with deductibles and with companies satisfactory to Mortgagee from time to time: (i) comprehensive general public liability insurance covering all operations of Mortgagor; (ii) "All-Risk" fire and extended coverage hazard insurance (together with vandalism and malicious mischief, special cause of loss and agreed amount endorsements) in an aggregate amount not less than 100% of the full insurable replacement value of the Mortgaged Premises, including coverage for loss of contents owned by Mortgagor; (iii) during the course of any construction, reconstruction, remodeling or repair of improvements on the Mortgaged Premises, builders' all-risk extended coverage insurance in amounts based upon the completed replacement value of the improvements (excluding roads, foundations, parking areas, paths, walkways and like improvements), including coverage for loss of contents and endorsed to provide that occupancy by any person shall not void such coverage; (iv) if the Mortgaged Premises are required to be insured pursuant to the Flood Disaster
Protection Act of 1973 or the National Flood Insurance Act of 1968, and the regulations promulgated thereunder, flood insurance in an amount at least equal to the lesser of the outstanding principal balance of this Mortgage or the maximum limit of coverage available; (v) insurance which complies with the workers' compensation and employers' liability laws of all states in which Mortgagor shall have employees; (vi) business interruption and/or rental loss insurance sufficient to pay, for a period of not less than six (6) months, normal operating expenses of or gross income from the Mortgaged Premises;
(vii) boiler and machinery insurance covering pressure vessels, air tanks, boilers, machinery, pressure piping, heating, air conditioning and elevator equipment in such amounts as Mortgagee shall require from time to time, provided that the Mortgaged Premises contains equipment of such nature; and (viii) such other insurance as Mortgagee may reasonably require, including without limitation, environmental liability insurance.

     (b) Each insurance policy required under this Section
6.3. shall be written by an insurance company authorized or licensed to do business in Connecticut having an A.M. Best
Company, Inc. rating of A or higher and a financial size category of not less than VII, and shall be on such forms and written by such companies as shall be reasonably approved by Mortgagee.

     (c)  Each insurance policy required under this Section
6.3. providing insurance against loss or damage to property, business interruption or rent loss shall be written or endorsed so as to (i) name Mortgagee as mortgagee under a Connecticut standard mortgagee or secured party endorsement, as the case may be, or its equivalent;
and (ii) make all losses payable directly to Mortgagee, without contribution.

     (d)  Each insurance policy required under this Section
6.3. providing public liability coverage shall be written and endorsed so as to name Mortgagee as a certificate holder with thirty (30) days prior written notice of cancellation.

     (e)  Each insurance policy required under this Section
6.3. shall contain a provision (i) requiring the insurer to notify Mortgagee, in writing and at least thirty (30) days in advance, of any cancellation or material change in the policy; (ii) waiving all rights of setoff, counterclaim, deduction or subrogation against Mortgagor; and (iii) excluding Mortgagee from the operation of any coinsurance clause.

     (f) At least thirty (30) days prior to the expiration of any insurance policy, Mortgagor shall furnish evidence satisfactory to Mortgagee that such policy has been renewed or replaced or is no longer required by this Section 6.3.

     (g) Mortgagor shall not take out any separate or additional insurance with respect to the Mortgaged Premises which is contributing in the event of loss unless approved by Mortgagee and in conformity with the requirements of this Section 6.3.

     (h) Notwithstanding the foregoing, in the event that Mortgagor fails to maintain insurance in accordance with this Section 6.3., and Mortgagee elects to obtain insurance to protect its interests hereunder, Mortgagee may obtain insurance in any amount and of any type Mortgagee deems appropriate to protect Mortgagee's interest only and Mortgagee shall have no duty or obligation to Mortgagor to maintain insurance in any greater amount or of any other type for the benefit of Mortgagor. All insurance premiums incurred or paid by Mortgagee shall be at Mortgagor's sole cost and expense in accordance with Section 3 hereof.
Mortgagee's election to obtain insurance shall not be deemed to waive any Event of Default (as hereinafter defined) hereunder.

   6.4. Taxes and Other Charges. Mortgagor shall prepare and timely file all federal, state and local tax returns required to be filed by Mortgagor and promptly pay and discharge all taxes, assessments, water and sewer rents, and other governmental charges imposed upon Mortgagor, the Mortgaged Premises or on any of Mortgagor's other property when due, but in no event after interest or penalties commence to accrue thereon or become a lien upon such property, except for those taxes, assessments, water and sewer rents, or other governmental charges then being contested in good faith by Mortgagor by appropriate proceedings and for which Mortgagor has established on its books or by deposit of cash with Mortgagee, at the option of Mortgagee, a reserve for the payment thereof in such amount as Mortgagee may require, and so long as such contest: (i) operates to prevent collection, stay any proceedings which may be instituted to enforce payment of such item, and prevent a sale of the Mortgaged Premises to pay such item; (ii) is maintained and prosecuted with due diligence; and (iii) shall not have been terminated or discontinued adversely to Mortgagor. Mortgagor shall submit to Mortgagee, upon request, an affidavit signed by Mortgagor certifying that all federal, state and local tax returns have been filed to date and all taxes, assessments, water and sewer rents, and other governmental charges with respect to Mortgagor's properties have been paid to date.

   6.5 Escrows. If required by Mortgagee, Mortgagor shall pay to Mortgagee at the time of each installment of principal and interest due under the Note, and commencing with the first payment due after the date of such request, a sum equal to (a) the amount of the next installment of taxes and assessments levied or assessed against the Mortgaged Premises, and/or (b) the premiums which will next become due on the insurance policies required by this Mortgage, all in amounts as estimated by Mortgagee, less all sums already paid therefor or deposited with Mortgagee for the payment thereof, divided by the number of payments to become due before one
(1) month prior to the date when such taxes and assessments and/or premiums, as applicable, will become due, such sums to be held by Mortgagee to pay the same when due. If such escrow funds are not sufficient to pay such taxes and assessments and/or insurance premiums, as applicable, as the same become due, Mortgagor shall pay to Mortgagee, upon request, such additional amounts as Mortgagee shall estimate to be sufficient to make up any deficiency. No amount paid to Mortgagee hereunder shall be deemed to be trust funds but may be commingled with general funds of Mortgagee and no interest shall be payable thereon. Upon the occurrence of an Event of Default, Mortgagee shall have the right, at its sole discretion, to apply any amounts so held against the Liabilities. If Mortgagor is not required to pay tax escrows pursuant to this Section 6.5., Mortgagor shall promptly provide to Mortgagee on a semi-annual basis
(if such taxes or assessments are payable semi-annually) or on a quarterly basis (if such taxes or assessments are payable quarterly), copies of receipted tax bills, cancelled checks or other evidence satisfactory to Mortgagee evidencing that such taxes and assessments have been timely paid.

   6.6. Transfer of Title. Without the prior written consent of Mortgagee in each instance, Mortgagor shall not cause or permit any transfer of the Mortgaged Premises or any part thereof, whether voluntarily, involuntarily or by operation of law, nor shall Mortgagor enter into any agreement or transaction to transfer, or accomplish in form or substance a transfer, of the Mortgaged Premises. A
"transfer" of the Mortgaged Premises includes: (i) the direct or indirect sale, transfer or conveyance of the Mortgaged Premises or any portion thereof or interest therein; (ii) the execution of an installment sale contract or similar instrument affecting all or any portion of the Mortgaged Premises; (iii) if Mortgagor, or any general partner of Mortgagor, is a corporation, partnership or limited liability company, the transfer (whether in one transaction or a series of transactions) of any stock, partnership, limited liability company or other ownership interests in such corporation, partnership or limited liability company; (iv) if Mortgagor, or any general partner of Mortgagor, is a corporation, the creation or issuance of new stock by which an aggregate of more than 10% of such corporation's stock shall be vested in a party or parties who are not now stockholders; and (v) an agreement by Mortgagor leasing all or a substantial part of the Mortgaged Premises for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of or the grant of a security interest in and to any Leases.

   6.7. No Encumbrances. (a) Mortgagor shall not create or permit to exist any mortgage, pledge, lien, security interest (including, without limitation, a purchase money security interest), encumbrance, attachment, levy, distraint or other judicial process on or against the Mortgaged Premises or any part thereof (including, without limitation, fixtures and other personalty), whether superior or inferior to the lien of this Mortgage, without the prior written consent of Mortgagee. If any lien or encumbrance is filed or entered without Mortgagor's consent, Mortgagor shall have the right to contest same, in good faith, by appropriate proceedings so long as adequate reserves have been established therefor.

     (b) By placing or accepting a mortgage, lien or encumbrance of any type, whether voluntary or involuntary, against the Mortgaged Premises, the holder thereof shall be deemed to have agreed, without any further act or documentation being required, that its mortgage, lien or encumbrance shall be subordinate in lien priority to this Mortgage and to any future amendments, consolidations or extensions hereof (including, without limitation, amendments which increase the interest rate on the Note, extend the term of the Liabilities, provide for future advances secured by this Mortgage, or provide for the release of portions of the Mortgaged Premises with or without consideration).

     (c) The holder of any subordinate mortgage or other lien, whether or not consented to by Mortgagee, expressly agrees by acceptance of such subordinate mortgage or other lien that it waives and relinquishes any rights it may have, whether under a legal theory of marshalling of assets or any other theory at law or in equity, to restrain
Mortgagee from, or recover damages from Mortgagee as a result of, Mortgagee exercising its various remedies hereunder or under any other documents evidencing or securing the Liabilities, in such order and with such timing as Mortgagee deems appropriate in its sole discretion.

     (d) Mortgagee may, at any time or from time to time, renew, extend or increase the amount of this Mortgage, alter or modify the terms hereof or of the Note in any way, waive any of the terms, covenants or conditions hereof or of the Note in whole or in part, release any portion of the Mortgaged Premises or any other security, and grant such extensions and indulgences in relation to the

Liabilities as Mortgagee may determine, without the consent of any junior lienor or encumbrancer or any obligation to give notice of any kind thereto, and without in any manner affecting the priority or the lien hereof on all or any part of the Mortgaged Premises.

   6.8. Removal of Fixtures. Mortgagor shall not remove or permit to be removed from the Mortgaged Premises any fixtures presently or in the future owned by Mortgagor as the term "fixtures" is defined by the law in Connecticut
(unless such fixtures have been replaced with similar fixtures of equal or greater utility and value, the removal of which fixtures would materially impair the value of the Mortgaged Premises).

   6.9.  Maintenance and Repair; Alterations.  (a)
Mortgagor shall (i) abstain from and not permit the commission of waste in or about the Mortgaged Premises;
(ii) keep the Mortgaged Premises, at Mortgagor's own cost and expense, in good and substantial repair, working order and condition; (iii) make or cause to be made, as and when necessary, all material repairs and replacements, whether or not insurance proceeds are available therefor; and (iv) not remove, demolish, materially alter, discontinue the use of, permit to become vacant or deserted, or otherwise dispose of all or any material part of the Mortgaged
Premises. All alterations, replacements, renewals or additions made pursuant to this Section 6.9. shall automatically become a part of the Mortgaged Premises and shall be covered by the lien of this Mortgage.

     (b) Mortgagee, and any persons authorized by Mortgagee, shall have the right, but not the obligation, to enter upon the Mortgaged Premises at any reasonable time to inspect and photograph its condition and state of repair.
In the event any such inspection reveals, in the sole discretion of Mortgagee, the necessity for any repair, alteration, replacement, clean-up or maintenance, Mortgagor shall, at the discretion of Mortgagee, either: (i) cause such work to be effected immediately; or (ii) promptly establish an interest bearing reserve fund with Mortgagee in an amount determined by Mortgagee for the purpose of effecting such work.

   6.10. Compliance with Applicable Laws. Mortgagor agrees to substantially observe, conform and comply, and to cause its tenants to observe, conform and comply with all material federal, state, county, municipal and other governmental or quasi-governmental laws, rules, regulations, ordinances, codes, requirements, covenants, conditions, orders, licenses, permits, approvals and restrictions, including without limitation, the Americans with Disabilities Act of 1990 (collectively, the "Legal
Requirements"), now or hereafter affecting all or any material part of the Mortgaged Premises, its occupancy or the business or operations now or hereafter conducted thereon and the personalty contained therein, within such time as required by such Legal Requirements. Mortgagor represents and warrants that it has caused the Mortgaged
Premises to be designed, and the Mortgaged Premises currently is, in substantial compliance with all material
Legal Requirements applicable to the Mortgaged Premises.
Mortgagor further represents and warrants that any funds used to acquire the Mortgaged Premises were not obtained in violation of any Legal Requirements, and that such funds, including any Loan proceeds, are not being used and are not intended to be used to facilitate any violations of any Legal Requirements.

   6.11. Damage, Destruction and Condemnation.(a) If all or any part of the Mortgaged Premises shall be damaged or destroyed, or if title to or the temporary use of the whole or any part of the Mortgaged Premises shall be taken or condemned by a competent authority for any public or quasi-public use or purpose, there shall be no abatement or reduction in the amounts payable by Mortgagor under the Loan Documents and Mortgagor shall continue to be obligated to make such payments.

     (b)  If all or any material part of the Mortgaged
Premises is partially or totally damaged or destroyed, Mortgagor shall give prompt notice thereof to Mortgagee, and Mortgagee may make proof of loss if not made promptly by Mortgagor. Mortgagor hereby authorizes and directs any affected insurance company to make payment under such insurance, including return of unearned premiums, to Mortgagee instead of to Mortgagor and Mortgagee jointly, and Mortgagor appoints Mortgagee as Mortgagor's attorney-in-fact to endorse any draft thereof, which appointment, being for security, is coupled with an interest and irrevocable. Mortgagee is hereby authorized and empowered by Mortgagor to settle, adjust or compromise, in consultation with Mortgagor, any claims for loss, damage or destruction to the Mortgaged Premises. Mortgagor shall pay all costs of collection of insurance proceeds payable on account of such damage or destruction. Mortgagor shall have no claim against the insurance proceeds, or be entitled to any portion thereof, and all rights to the insurance proceeds are hereby assigned to Mortgagee as additional security for payment of the Liabilities.
Mortgagee shall have the option, in its sole discretion, of paying or applying all or any part of the insurance proceeds to: (i) reduction of the Liabilities;

 (ii) restoration, replacement or repair of the Mortgaged
Premises in accordance with Mortgagee's standard construction loan disbursement conditions and requirements;
or (iii) Mortgagor.

     (c) Immediately upon obtaining knowledge of the institution of any proceeding for the condemnation of all or any part of the Mortgaged Premises, Mortgagor shall give notice to Mortgagee. Mortgagor shall, at its sole cost and expense, diligently prosecute any such proceeding and shall consult with Mortgagee, its attorneys and experts, and shall cooperate with it in the defense of any such proceeding. Mortgagee may participate in any such proceeding and Mortgagor shall from time to time deliver to Mortgagee all instruments requested by it to permit such participation. Mortgagor shall not, without Mortgagee's prior written consent, enter into any agreement (i) for the taking or conveyance in lieu thereof of all or any part of the Mortgaged Premises, or (ii) to compromise, settle or adjust any such proceeding. If an Event of Default has occurred Mortgagee is authorized to settle, compromise and adjust any claim for condemnation. All awards and proceeds of condemnation are hereby assigned to Mortgagee, and Mortgagor, upon request by Mortgagee, agrees to make, execute and deliver any additional assignments or documents necessary from time to time to enable Mortgagee to collect the same. Such awards and proceeds shall be paid or applied by Mortgagee, in its sole discretion, to: (i) reduction of the Liabilities; (ii) restoration, replacement or repair of the Mortgaged Premises in accordance with Mortgagee's standard construction loan disbursement conditions and requirements; or (iii) Mortgagor.

     (d)  Nothing is this Section 6.11. shall relieve
Mortgagor of its duty to repair, restore, rebuild or replace the Mortgaged Premises following damage or destruction or partial condemnation if no or inadequate insurance proceeds or condemnation awards are available to defray the cost of repair, restoration, rebuilding or replacement.

   6.12.  Required Notices.  Mortgagor shall notify
Mortgagee within three (3) days of: (i) receipt of any notice from any governmental or quasi-governmental authority relating to the structure, use or occupancy of the Mortgaged Premises or alleging a violation of any Legal
Requirement; (ii) a substantial change in the occupancy or use of all or any part of the Mortgaged Premises; (iii) receipt of any notice from the holder of any lien or security interest in all or any part of the Mortgaged
Premises; (iv) commencement of any litigation affecting or potentially affecting the financial ability of Mortgagor or the value of the Mortgaged Premises; (v) a pending or threatened condemnation of all or any part of the Mortgaged
Premises; (vi) a fire or other casualty causing damage to all or any part of the Mortgaged Premises; (vii) receipt of any notice with regard to any Release of Hazardous
Substances (as such terms are defined in Section 9.2.
hereof) or any other environmental matter affecting the Mortgaged Premises or Mortgagor's interest therein; (viii) receipt of any request for information, demand letter or notification of potential liability from any entity relating to potential responsibility for investigation or clean-up of Hazardous Substances on the Mortgaged Premises or at any other site owned or operated by Mortgagor; (ix) receipt of any notice from any tenant of all or any part of the Mortgaged Premises alleging a default, failure to perform or any right to terminate its lease or to set-off rents; or (x) receipt of any notice of the imposition of, or of threatened or actual execution on, any lien on or security interest in all or any part of the Mortgaged
Premises.

   6.13.  No Credits on Account of the Liabilities.
Mortgagor shall not claim or demand or be entitled to any credit on account of the Liabilities for any part of the taxes paid with respect to the Mortgaged Premises or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Mortgaged Premises, or any part thereof, by reason of this Mortgage.

   6.14. Books and Records. Mortgagor shall keep and maintain complete and accurate books and records in accordance with generally accepted accounting principles consistently applied, reflecting all of the financial affairs of Mortgagor and all items of income and expense in connection with the operation of the Mortgaged Premises.
Mortgagor shall permit representatives of Mortgagee to examine and audit Mortgagor's (and its parent's and its subsidiaries') books and records, to inspect Mortgagor's facilities and properties, and to discuss Mortgagor's financial condition and the contents of Mortgagor's financial statements with Mortgagor's accountants.

   6.15. Right to Reappraise. Mortgagee shall have the right to conduct or have conducted by an independent appraiser acceptable to Mortgagee appraisals of the Mortgaged Premises in form and substance satisfactory to Mortgagee at the sole cost and expense of Mortgagor;
provided, however, that Mortgagor shall not be obligated to bear the expense of such appraisals so long as (i) no Event of Default exists, and (ii) such appraisals are not required by applicable law, rule or regulation or the interpretation or administration thereof by any governmental authority or comparable agency charged with the interpretation or administration thereof. The cost of such appraisals, if chargeable to Mortgagor as aforesaid, shall be added to the Liabilities and shall be secured by this Mortgage in accordance with the provisions of Section 3 hereof.

7.  DECLARATION OF NO OFFSET.  Mortgagor represents to
Mortgagee that Mortgagor has no knowledge of any offsets, counterclaims or defenses to the Liabilities either at law or in equity. Mortgagor shall, within three (3) days upon request in person or within seven (7) days upon request by mail, furnish to Mortgagee or Mortgagee's designee a written statement in form satisfactory to Mortgagee stating the amount due under the Liabilities and whether there are offsets or defenses against the same, and if so, the nature and extent thereof.

8.  CHANGE IN LAWS.

     In the event of the passage, after the date of this Mortgage, of any law changing in any way the laws now in force for the taxation of mortgages or debts secured thereby, for state or local purposes, or the manner of the operation of any such taxes, so as to affect the interest of Mortgagee or impose upon Mortgagee the obligation to pay the whole or any part of any taxes, assessments, charges or liens ("Charges") herein required to be paid by Mortgagor, then Mortgagor shall pay the full amount of the Charges;
provided that if payment by Mortgagor of any Charges would be unlawful or usurious, Mortgagee may, at Mortgagee's option: (i) declare the Liabilities to be immediately due and payable; or (ii) pay that portion of the Charges as renders the Liabilities unlawful or usurious, in which event Mortgagor shall concurrently therewith pay the remaining lawful and nonusers portion of said Charges.

9.  ENVIRONMENTAL MATTERS.

   9.1.  Definitions.  For purposes of this Section 9,
"Applicable Environmental Laws" shall mean any and all existing or future federal, state and local statutes, ordinances, regulations, rules, executive orders, standards and requirements, including the requirements imposed by common law, concerning or relating to industrial hygiene and the protection of health and the environment including, without limitation: (i) the Comprehensive Environmental
Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. 9601 et seq. ("CERCLA"); (ii) the
Resource Conservation and Recovery Act of 1976, as amended,
42 U.S.C. 6901 et seq. ("RCRA"); (iii) the Clean Air Act, as amended, 42 U.S.C. 7901 et seq.; (iv) the Clean Water
Act, as amended, 33 U.S.C. 1251 et seq.; (v) the Hazardous
Materials Transportation Act, as amended, 49 U.S.C. 1801 et seq.; and (vi) Title 22a of the Connecticut General
Statutes, as amended.  Any terms mentioned in this Section
9 which are defined in any Applicable Environmental Law shall have the meanings ascribed to such terms in said laws; provided, however, that if any of such laws are amended so as to broaden any term defined therein, such broader meaning shall apply subsequent to the effective date of such amendment.

   9.2.  Representations, Warranties and Covenants.
Mortgagor represents, warrants, covenants and agrees as follows:

     (a) Neither Mortgagor nor the Mortgaged Premises or any occupant thereof are in material violation of or subject to any existing, pending or threatened investigation or inquiry by any governmental authority pertaining to any Applicable Environmental Law. Mortgagor shall not cause or permit the Mortgaged Premises to be in material violation of, or do anything which would subject the Mortgaged Premises to any remedial obligations under, any Applicable Environmental Law, and shall promptly notify
Mortgagee in writing of any existing, pending or threatened investigation or inquiry by any governmental authority in connection with any Applicable Environmental Law. In addition, Mortgagor shall provide Mortgagee with copies of any and all material written communications with any governmental authority in connection with any Applicable
Environmental Law, concurrently with Mortgagor's giving or receiving of same.

     (b) There are no underground storage tanks, radon, asbestos materials, polychlorinated biphenyls or urea formaldehyde insulation present at or installed in the Mortgaged Premises. Mortgagor covenants and agrees that if any such materials are found to be present at the Mortgaged
Premises, Mortgagor shall remove or remediate the same promptly upon discovery at its sole cost and expense.

     (c) Mortgagor has taken all reasonable steps necessary to determine and has determined that there has been no release, spill, discharge, leak, disposal or emission (individually a "Release" and collectively, "Releases") of any Hazardous Material, Hazardous Substance or Hazardous

Waste, including gasoline, petroleum products, explosives, toxic substances, solid wastes and radioactive materials
(collectively, "Hazardous Substances") at, upon, under or within the Mortgaged Premises. The use which Mortgagor or any other occupant of the Mortgaged Premises makes or intends to make of the Mortgaged Premises will not result in any material Release of any Hazardous Substances on or to the Mortgaged Premises. During the term of this Mortgage, Mortgagor shall take all reasonable steps necessary to determine whether there has been a Release of any Hazardous Substances on or to the Mortgaged Premises and if Mortgagor finds a Release has occurred, Mortgagor shall remove or remediate the same promptly upon discovery at its sole cost and expense.

     (d) None of the real property owned and/or occupied by Mortgagor and located in the State of Connecticut, including without limitation, the Mortgaged Premises, has ever been used by the present or previous owners and/or operators or will be used in the future to refine, produce, store, handle, transfer, process, transport, generate, manufacture, heat, treat, recycle or dispose of Hazardous
Substances in any materially adverse manner.

     (e) Except as previously disclosed to Mortgagee, Mortgagor has not received any notice of violation, request for information, summons, citation, directive or other communication, written or oral, from the Connecticut
Department of Environmental Protection or the United States
Environmental Protection Agency concerning any intentional or unintentional act or omission on Mortgagor's or any occupant's part resulting in the Release of Hazardous
Substances.

     (f) The Mortgaged Premises are not located within a "wetlands" as defined by Connecticut General Statues 22a-38, and are not subject to the terms of the Inland Wetlands and Watercourses Act, as amended, Connecticut General Statues 22a-36 et seq., or the rules and regulations promulgated thereunder.

     (g) In connection with the purchase of the Mortgaged Premises and any other real property acquired by Mortgagor on or after October 1, 1987, Mortgagor required that the seller of said real property, including the Mortgaged Premises, comply with the provisions of the Connecticut Transfer Act, as amended, Connecticut General Statutes 22a-134 et seq. (the "Connecticut Transfer Act") to the extent the same was applicable and, if applicable, the seller did comply therewith.

     (h) Mortgagor shall not conduct or cause or permit to be conducted on the Mortgaged Premises any activity which constitutes or renders the Mortgaged Premises an Establishment, as such term is defined in the Connecticut
Transfer Act, without the prior written consent of Mortgagee. In the event that the provisions of the Connecticut Transfer Act become applicable to the Mortgaged
Premises subsequent to the date hereof, Mortgagor shall give prompt written notice thereof to Mortgagor and shall take immediate requisite action to insure full compliance therewith. Mortgagor shall deliver to Mortgagee copies of all correspondence, notices and submissions that it sends to or receives from the Connecticut Department of Environmental Protection in connection with such compliance. Mortgagor's obligation to comply with the Connecticut Transfer Act shall, notwithstanding its general applicability, also specifically apply to a sale, transfer, closure or termination of operations associated with any foreclosure action, including, without limitation, a foreclosure action brought with respect to this Mortgage.

     (i) The real property owned and/or occupied by Mortgagor and located in the State of Connecticut, including without limitation, the Mortgaged Premises: (i) are being and have been operated in substantial compliance with all material Applicable Environmental Laws, and all permits required thereunder have been obtained and complied with in all respects; and (ii) do not have any Hazardous
Substances present excepting small quantities of petroleum and chemical products, in proper storage containers, as are necessary for the construction or operation of the commercial business of Mortgagor and its tenants, and the usual waste products therefrom or such as are otherwise present in the ordinary course of Mortgagor's business but which do not cause or result in any materially adverse condition ("Permitted Substances").

     (j) Mortgagor will and will cause its tenants to operate the Mortgaged Premises in compliance with all Applicable Environmental Laws and, other than Permitted
Substances, will not place or permit to be placed any Hazardous Substances on the Mortgaged Premises.

      (k) No lien has been attached to or threatened to be imposed upon any revenue or any real or personal property owned by Mortgagor, including without limitation, the Mortgaged Premises, and there is no basis for the imposition of any such lien based on any governmental action under Applicable

Environmental Laws. Neither Mortgagor nor any other party has been, is or will be involved in operations at the Mortgaged Premises which could lead to the imposition of environmental liability on Mortgagor, or on any subsequent or former owner of the Mortgaged Premises, or the creation of an environmental lien on the Mortgaged Premises. In the event that any such lien is filed, Mortgagor shall, within
(30) days from the date that the Mortgagor is given notice of such lien (or within such shorter period of time as is appropriate in the event that the State of Connecticut or the United States has commenced steps to have the Mortgaged
Premises sold), either: (i) pay the claim and remove the lien from the Mortgaged Premises; or (ii) furnish a cash deposit, bond or other security satisfactory in form and substance to Mortgagee in an amount sufficient to discharge the claim out of which the lien arises.

    (l) In the event that Mortgagor shall cause or permit to exist a material Release of Hazardous Substances without having obtained a permit issued by the appropriate governmental authorities, Mortgagor shall promptly clean up such material Release in accordance with the provisions of all Applicable Environmental Laws.

   9.3. Right to Inspect and Cure. Mortgagee shall have the right to conduct or have conducted by its agents or contractors such environmental inspections, audits and tests as Mortgagee shall deem necessary or advisable from time to time at the sole cost and expense of Mortgagor;
provided, however, that Mortgagor shall not be obligated to bear the expense of such environmental inspections, audits and tests so long as (i) no Event of Default exists, and
(ii) Mortgagee has no cause to believe in its sole reasonable judgment that there has been a Release or threatened Release of Hazardous Substances at the Mortgaged
Premises or that Mortgagor or the Mortgaged Premises is in violation of any Applicable Environmental Law. The cost of such inspections, audits and tests, if chargeable to Mortgagor as aforesaid, shall be added to the Liabilities and shall be secured by this Mortgage. Mortgagor shall, and shall cause each tenant of the Mortgaged Premises to, cooperate with such inspection efforts; such cooperation shall include, without limitation, supplying all information requested concerning the operations conducted and Hazardous Substances located at the Mortgaged Premises.
In the event that Mortgagor fails to comply with any Applicable Environmental Law, Mortgagee may, in addition to any of its other remedies under this Mortgage, cause the Mortgaged Premises to be in compliance with such laws and the cost of such compliance shall be added to the sums secured by this Mortgage in accordance with the provisions of Section 3 hereof.

10.   INDEMNIFICATION.

   10.1. Mortgagor hereby indemnifies and agrees to protect, defend and hold harmless Mortgagee, any entity which "controls" Mortgagee, within the meaning of Section 15 of the Securities Act of 1933, as amended, or is under common control with Mortgagee, and any member, officer, director, official, agent, employee or attorney of Mortgagee, and their respective heirs, administrators, executors, successors and assigns (collectively, the "Indemnified Parties"), from and against any and all losses, damages, expenses or liabilities of any kind or nature and from any suits, claims or demands, including reasonable attorneys' fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with the Loan Documents or the transactions contemplated therein (unless determined by a final judgment of a court of competent jurisdiction to have been caused solely by the gross negligence or willful misconduct of the Indemnified Parties) including, without limitation: (i) disputes with any architect, general contractor, subcontractor, materialman or supplier, or on account of any act or omission to act by Mortgagee in connection with the Mortgaged Premises; (ii) losses, damages (including consequential damages), expenses or liabilities sustained by Mortgagee in connection with any environmental inspection, monitoring, sampling or cleanup of the Mortgaged Premises required or mandated by any Applicable Environmental Law; (iii) any untrue statement of a material fact contained in information submitted to Mortgagee by Mortgagor or the omission of any material fact necessary to be stated therein in order to make such statement not misleading or incomplete; (iv) the failure of Mortgagor to perform any obligations herein required to be performed by Mortgagor; and (v) the ownership, construction, occupancy, operation, use or maintenance of the Mortgaged Premises.

   10.2. In case any action shall be brought against Mortgagee or any other Indemnified Party in respect to which indemnity may be sought against Mortgagor, Mortgagee or such other Indemnified Party shall promptly notify
Mortgagor and Mortgagor shall assume the defense thereof, including the employment of counsel selected by Mortgagor and satisfactory to Mortgagee, the payment of all costs and expenses, and the right to negotiate and consent to settlement. The failure of Mortgagee to so notify
Mortgagor shall not relieve Mortgagor of any liability it may have under the foregoing indemnification provisions or from any liability which it may otherwise have to Mortgagee or any of the other Indemnified Parties. Mortgagee shall have the right, at its sole option, to employ separate counsel in any such action and to participate in the defense thereof, all at Mortgagor's sole cost and expense.
Mortgagor shall not be liable for any settlement of any such action effected without its consent, but if settled with Mortgagor's consent, or if there be a final judgment for the claimant in any such action, Mortgagor agrees to indemnify and save harmless Mortgagee from and against any loss or liability by reason of such settlement or judgment.

   10.3. The provisions of this Section 10 shall survive the repayment of the Liabilities and the release or discharge of this Mortgage.

11.  EVENTS OF DEFAULT.

     Each of the following shall constitute a default
(each, an "Event of Default") hereunder:

   11.1. Non-payment when due of any sum required to be paid to Mortgagee under any of the Loan Documents, including without limitation, principal and interest;

   11.2.  A breach of any covenant contained in Sections
6.3., 6.4., 6.6., or 6.12. hereof;

   11.3. A breach by Mortgagor of any other term, covenant, condition, obligation or agreement under this Mortgage, and the continuance of such breach for a period of fifteen (15) days after written notice thereof shall have been given to Mortgagor;

   11.4.  An Event of Default under any of the other Loan
Documents;

   11.5. Any representation or warranty made by Mortgagor or by any other person providing collateral pursuant to or obligated to perform under any Loan Document ("Other
Obligated Party") in any Loan Document or to induce
Mortgagee to enter into the transactions contemplated hereunder shall prove to be false, incorrect or misleading in any material respect as of the date when made;

  11.6.  The filing by or against Mortgagor or any Other
Obligated Party of a petition seeking relief, or the granting of relief, under the Federal Bankruptcy Code or any similar federal or state statute; any assignment for the benefit of creditors made by Mortgagor or any Other
Obligated Party; the appointment of a custodian, receiver, liquidator or trustee for Mortgagor or any Other Obligated
Party or for any of the property of Mortgagor or such Other
Obligated Party, or any action by Mortgagor or any Other
Obligated Party to effect any of the foregoing; or if Mortgagor or any Other Obligated Party becomes insolvent
(however defined) or is not paying its debts generally as they become due;

   11.7. The death, dissolution, liquidation, merger, consolidation or reorganization of Mortgagor or any Other
Obligated Party, or the institution of any proceeding to effect any of the foregoing; or

   11.8. A material deterioration in the financial condition of Mortgagor or any Other Obligated Party or the occurrence of any event which, in the reasonable opinion of Mortgagee, impairs the financial responsibility of Mortgagor or any Other Obligated Party and their ability to repay the Liabilities.


12.  REMEDIES.

     If an Event of Default shall have occurred, Mortgagee may take any of the following actions (without the obligation to marshall):

   12.1. Acceleration. Mortgagee may declare the entire amount of the Liabilities immediately due and payable, without presentment, demand, notice of any kind, protest or notice of protest, all of which are expressly waived, notwithstanding anything to the contrary contained in any of the Loan Documents. Mortgagee may collect interest from the date of default on the unpaid balance of the Liabilities, at the Default Rate (as defined and described in the Note). In addition, any and all accelerations of any portion of the remaining principal balance of the Liabilities (including, without limitation, foreclosure by Mortgagee under this Mortgage) shall be subject to the Prepayment Consideration (as defined and described in the Note), if any.

   12.2. Possession. Mortgagee may (i) enter upon and take possession of the Mortgaged Premises, including the Rents, (with or without commencing legal action or making legal appearance in any court of competent jurisdiction) and with the rights or powers more particularly set forth hereafter; and (ii) without taking possession and control of the Mortgaged Premises, immediately (and with or without commencing legal action or making legal appearance in any court of competent jurisdiction) collect directly all Rents in the place and stead of Mortgagor with full rights and powers to notify all parties liable for payments of Rent to make said payments directly to Mortgagee or its agents and Mortgagee and its agents shall have the further power and authority to sue for or otherwise collect and receive all Rents. Said rights and powers referenced in clause (i) of this Section 12.2. shall include the right to operate, manage and control the Mortgaged Premises and exercise all rights and powers of Mortgagor in its name or otherwise with respect to the same; the right to make all necessary and proper repairs, improvements, maintenance and replacements to the Mortgaged Premises; the right to enforce all terms of existing contracts relating to the Mortgaged Premises or enter into such new contracts as Mortgagee determines to be necessary in its sole discretion; the right to lease the Mortgaged Premises; the right to collect from the Mortgaged Premises all Rents and, after deducting all costs of collection and administration expense, apply the net Rents to any one or more of the following items in such manner and in such order of priority as Mortgagee, in Mortgagee's sole discretion, may elect: the payment of any sums due under any prior lien, taxes, water and sewer rents, charges and claims, insurance premiums and all other carrying charges, to the maintenance, repair or restoration of the Mortgaged
Premises, to compensation, salaries, expenses and disbursements of Mortgagee's agents, attorneys, or any other representatives of Mortgagee, the receiver in connection with the possession, control and/or operation of the Mortgaged Premises and the business operations conducted therefrom, or on account of the Liabilities.
Mortgagee is given full authority to do any act which Mortgagor could do in connection with the management and operation of the Mortgaged Premises. This covenant becomes effective either with or without any action brought to foreclose this Mortgage and without applying for a receiver of such rents. In addition to the foregoing, upon the occurrence of an Event of Default, Mortgagor shall pay monthly in advance to Mortgagee or to any receiver appointed to collect said rents the fair and reasonable rental value for Mortgagor's use and occupation of the Mortgaged Premises, and upon default in any such payment
Mortgagor shall vacate and surrender the possession of the Mortgaged Premises to Mortgagee or to such receiver. If
Mortgagor does not vacate and surrender the Mortgaged
Premises then Mortgagor may be evicted by summary proceedings or ejectment.

   12.3. Foreclosure. Mortgagee may institute any one or more actions of mortgage foreclosure (whether strict foreclosure or foreclosure by sale) against all or any part of the Mortgaged Premises, or take such other action available to Mortgagee at law, in equity or by Contract for the enforcement of this Mortgage and realization on the security herein or elsewhere provided for, as the law may allow, and may proceed therein to final judgment and execution for the entire unpaid balance of the Liabilities, together with all future advances and any other sums due by Mortgagor in accordance with the provisions of this Mortgage, together with interest from the date of default at the Default Rate and all costs of suit and attorneys' fees. The unpaid balance of any judgment shall bear interest at the greater of (a) the statutory rate, or (b) the Default Rate. Without limiting the foregoing, Mortgagee may foreclose this Mortgage and exercise its rights as a secured party for all or any portion of the Liabilities which are then due and payable, subject to the continuing lien of this Mortgage for the balance not then due and payable. In case of any sale of the Mortgaged
Premises by judicial proceedings, the Mortgaged Premises may be sold in one parcel or in such parcels, manner or order as Mortgagee in its sole discretion may elect.
Mortgagor, for itself and anyone claiming by, through or under it, hereby agrees that Mortgagee shall in no manner, in law or in equity, be limited, except as herein provided, in the exercise of its rights in the Mortgaged Premises or in any other security hereunder or otherwise appertaining to the Liabilities or any other obligation secured by this Mortgage, whether by any statute, rule or precedent which may otherwise require said security to be marshalled in any manner and Mortgagor, for itself and others as aforesaid, hereby expressly waives and releases any right to or benefit thereof. The failure to make any tenant a defendant to a foreclosure proceeding shall not be asserted by Mortgagor as a defense in any proceeding instituted by Mortgagee to collect the Liabilities or any deficiency remaining unpaid after the foreclosure sale of the Mortgaged Premises.

   12.4. Appointment of Receiver. Mortgagee may make application to a court of competent jurisdiction for and obtain immediate ex parte appointment of a receiver authorized to immediately enter upon and take possession and control of the Mortgaged Premises including, without limitation, the Rents, and with those rights and powers of Mortgagee set forth in Section 12.2. Such appointment may be made either before or after sale, without notice, without regard to the solvency or insolvency of Mortgagor at the time of application for such receiver, without regard to the then value of the Mortgaged Premises or whether the Mortgaged
Premises shall be then occupied as a homestead or not, and without regard to whether Mortgagor has committed waste or allowed deterioration of the Mortgaged Premises, and Mortgagee or any agent of Mortgagee may be appointed as such receiver. Mortgagor hereby agrees that Mortgagee has a special interest in the Mortgaged Premises and absent the appointment of such receiver the Mortgaged Premises shall suffer waste and deterioration and Mortgagor further agrees that it shall not contest the appointment of a receiver and hereby so stipulates to such appointment pursuant to this paragraph. Such receiver shall have the power to perform all of the acts permitted Mortgagee pursuant to Section
12.2. above and such other powers which may be necessary or customary in such cases for the protection, possession, control, management and operation of the Mortgaged Premises during such period. The Mortgagor hereby waives to the fullest extent permitted by law all rights to prior notice or court hearing in connection with any action by Mortgagee of the types set forth in Sections 12.2. and 12.4. hereof, and Mortgagor further waives any requirement that Mortgagee provide any bond, surety, or other security in connection with any said action.

  12.5. Rights as a Secured Party. Mortgagee shall have, in addition to other rights and remedies available at law or in equity, the rights and remedies of a secured party under the Code. Mortgagee may elect to foreclose such of the Mortgaged Premises as then comprise fixtures pursuant either to the law applicable to foreclosure of an interest in real estate or to that applicable to personal property under the Code. To the extent permitted by law, Mortgagor waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect.

   12.6. Excess Monies. Mortgagee may apply on account of the Liabilities any unexpended monies still retained by Mortgagee that were paid by Mortgagor to Mortgagee: (i) for the payment of, or as security for the payment of taxes, assessments or other governmental charges, insurance premiums, or any other charges; or (ii) to secure the performance of some act by Mortgagor.

   12.7. Other Remedies. Mortgagee shall have the right, from time to time, to bring an appropriate action to recover any sums required to be paid by Mortgagor under the terms of this Mortgage, as they become due, without regard to whether or not any other Liabilities shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of mortgage foreclosure, or any other action, for any default by Mortgagor existing at the time the earlier action was commenced. In addition, Mortgagee shall have the right to set-off all or any part of any amount due by Mortgagor to Mortgagee under any of the Liabilities, against any indebtedness, liabilities or obligations owing by Mortgagee or any Affiliate in any capacity to Mortgagor, including any obligation to disburse to Mortgagor any funds or other property on deposit with or otherwise in the possession, control or custody of Mortgagee.

     Mortgagee, its agents, or any receiver acting pursuant to Section 12.4. shall in no event be liable or accountable for more monies than actually are received from the Mortgaged Premises during the period which Mortgagee, its agent or any receiver actually is in possession and control of the Mortgaged Premises. Neither Mortgagee, its agents or any receiver shall be liable or accountable in any manner for the failure to collect Rents for any reason whatsoever.

     All costs, expenses and liabilities of every character incurred by Mortgagee in managing, operating and maintaining the Mortgaged Premises, not paid from the Rents as herein provided, shall constitute an advance and shall be added to the sums secured by this Mortgage in accordance with the provisions of Section 3 hereof.

     In the event of foreclosure, Mortgagee, its agents or any receiver acting pursuant to Section 12.4. may remain in possession of the Mortgaged Premises until (i) the foreclosure sale; (ii) the redemption of the Mortgaged
Premises; or (iii) if a deficiency exists, the expiration of any redemption period of the United States of America extending subsequent to the foreclosure sale. Mortgagee, its agents or any such receiver shall incur no liability for, nor shall Mortgagor assert any claim or setoff as a result of any action taken while Mortgagee, its agents or any such receiver is in possession of the Mortgaged
Premises.

     Mortgagee shall not be (i) compelled to release, or be prevented from foreclosing or enforcing this Mortgage upon all or any part of the Mortgaged Premises, unless the entire Liabilities shall be paid; (ii) required to accept any part or parts of the Mortgaged Premises, as distinguished from the entire whole thereof, as payment of or upon the Liabilities to the extent of the value of such part or parts; (iii) compelled to accept or allow any apportionment of the Liabilities to or among any separate parts of the Mortgaged Premises; or (iv) prevented from selling the Mortgaged Premises in one or more parcels or as an entirety and in such manner and order as Mortgagee in its sole discretion may elect.

13.  CONTINUING ENFORCEMENT OF MORTGAGE.

     If, after receipt of any payment of all or any part of the Liabilities, Mortgagee is compelled or agrees, for settlement purposes, to surrender such payment to any person or entity for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then this Mortgage and the other Loan Documents shall continue in full force and effect, and Mortgagor shall be liable for, and shall indemnify, defend and hold harmless
Mortgagee with respect to the full amount so surrendered.
The provisions of this Section shall survive the cancellation or discharge of this Mortgage and shall remain effective notwithstanding the payment of the Liabilities, the cancellation of the Note, the release of any security interest, lien or encumbrance securing the Liabilities or any other action which Mortgagee may have taken in reliance upon its receipt of such payment. Any cancellation, release or other such action by Mortgagee shall be deemed to have been conditioned upon any payment of the Liabilities having become final and irrevocable.

14.  MISCELLANEOUS.

   14.1. Remedies Cumulative. The rights and remedies of Mortgagee as provided in this Mortgage or in any other Loan
Document shall be cumulative and concurrent, may be pursued separately, successively or together, may be exercised as often as occasion therefor shall arise, and shall be in addition to any other rights or remedies conferred upon Mortgagee at law or in equity. The failure, at any one or more times, of Mortgagee to assert the right to declare the Liabilities due, grant any extension of time for payment of the Liabilities, take other or additional security for the payment thereof, release any security, change any of the terms of the Loan Documents, or waive or fail to exercise any right or remedy under any Loan Document shall not in any way affect this Mortgage or the rights of Mortgagee.

   14.2.  Integration.  This Mortgage and the other Loan
Documents constitute the sole agreement of the parties with respect to the transaction contemplated hereby and supersede all oral negotiations and prior writings with respect thereto.

   14.3. Attorneys' Fees and Expenses. If Mortgagee retains the services of counsel by reason of a claim of a default or an Event of Default hereunder or under any of the other Loan Documents or to institute and maintain an action to foreclose this Mortgage or to have a receiver appointed, or on account of any matter involving the Liabilities or Mortgagor's title to the Mortgaged Premises or the security interest intended to be granted hereby, or for examination of matters subject to Mortgagee's approval under the Loan Documents, all costs of suit and collection and all reasonable attorneys' fees (and/or allocated fees of Mortgagee's in-house legal counsel) and such other reasonable expenses so incurred by Mortgagee shall forthwith become due and payable, on demand, and shall be secured hereby.

   14.4. No Implied Waiver. Mortgagee shall not be deemed to have modified or waived any of its rights or remedies hereunder unless such modification or waiver is in writing and signed by Mortgagee, and then only to the extent specifically set forth therein. A waiver in one event shall not be construed as continuing or as a waiver of or bar to such right or remedy on a subsequent event.

   14.5.  Partial Invalidity.  The invalidity or
unenforceability of any one or more provisions of this Mortgage shall not render any other provision invalid or unenforceable. In lieu of any invalid or unenforceable provision, there shall be added automatically a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

   14.6. Binding Effect. The covenants, conditions, waivers, releases and agreements contained in this Mortgage shall bind, and the benefits thereof shall inure to, the parties hereto and their respective heirs, executors, administrators, successors and assigns and are intended and shall be held to be real covenants running with the land;
provided, however, that this Mortgage cannot be assigned by Mortgagor without the prior written consent of Mortgagee, and any such assignment or attempted assignment by Mortgagor shall be void and of no effect with respect to Mortgagee.

   14.7. Modifications. This Mortgage may not be supplemented, extended, modified or terminated except by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

   14.8.  Affiliate.  As used herein, "Affiliate" shall mean
First Union Corporation and any of its direct and indirect affiliates and subsidiaries.

   14.9. Commercial Loan. Mortgagor represents and warrants that the loans or other financial accommodations included as Liabilities secured by this Mortgage were obtained solely for the purpose of carrying on or acquiring a business or commercial investment and not for residential, consumer or household purposes.

   14.10. Jurisdiction. Mortgagor irrevocably appoints each and every owner, partner and/or officer of Mortgagor as its attorneys upon whom may be served any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Mortgage or any other Loan Document. Mortgagor hereby consents that any action or proceeding against it may be commenced and maintained in any court within the State of Connecticut or in the United States District Court for the District of Connecticut or, at the option of Mortgagee, any court in which Mortgagee shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy, and that such action or proceeding may be commenced by service of process on any such owner, partner and/or officer. Mortgagor agrees that the courts of the State of Connecticut and the United
States District Court for the District of Connecticut shall have jurisdiction with respect to the subject matter hereof and the person of Mortgagor and all collateral securing the obligations of Mortgagor. Mortgagor hereby further consents to personal jurisdiction in any other court in which Mortgagee shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy. Mortgagor hereby waives personal service of the summons and complaint or other process or papers issued in any proceeding of the type described in this Section 14.10. and agrees that service of such summons and complaint, or other process or papers may be made by regular or certified mail addressed to Mortgagor at the address of Mortgagor set forth herein. Mortgagor agrees not to assert any defense to any proceeding initiated by Mortgagor based upon improper venue or inconvenient forum. Mortgagor agrees that any action brought by Mortgagor shall be commenced and maintained only in a court in the federal judicial district or county in which Mortgagee has a place of business in Connecticut.

   14.11. Notices. All notices and communications under this Mortgage shall be in writing and shall be given by either (a) hand-delivery, (b) first class mail (postage prepaid), or (c) reliable overnight commercial courier
(charges prepaid), to the addresses listed in this Mortgage. Notice shall be deemed to have been given and received: (i) if by hand delivery, upon delivery; (ii) if by mail, three (3) calendar days after the date first deposited in the United States mail; and (iii) if by overnight courier, on the date scheduled for delivery. A party may change its address by giving written notice to the other party as specified herein.

   14.12. Governing Law. This Mortgage shall be governed by and construed in accordance with the substantive laws of the State of Connecticut without reference to conflict of laws principles.

   14.13. Joint and Several Liability. If Mortgagor consists of more than one person or entity, the word
"Mortgagor" shall mean each of them and their liability shall be joint and several.

   14.14.  Waiver of Jury Trial.  MORTGAGOR AND MORTGAGEE
AGREE THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR
COUNTERCLAIM, BROUGHT BY MORTGAGEE OR MORTGAGOR ON OR WITH
RESPECT TO THIS MORTGAGE OR ANY OTHER LOAN DOCUMENT OR THE
DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO,
SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY.
MORTGAGEE AND MORTGAGOR EACH HEREBY KNOWINGLY, VOLUNTARILY,
INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF
THEIR RESPECTIVE COUNSEL, WAIVE ANY RIGHT TO A TRIAL BY
JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING.  FURTHER,
MORTGAGOR WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER,
IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL,
EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER
THAN, OR IN ADDITION TO, ACTUAL DAMAGES.  MORTGAGOR
ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND
MATERIAL ASPECT OF THIS MORTGAGE AND THAT MORTGAGEE WOULD
NOT EXTEND CREDIT TO MORTGAGOR OR BORROWER (AS APPLICABLE)
IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF
THIS MORTGAGE.

   14.15.  Guaranty of Open-End Loan.  This is an "Open-End
Mortgage" and the holder hereof shall have all of the rights, powers and protection to which the holder of any Open-End Mortgage securing a guaranty of an open-end loan is entitled under Connecticut law. Borrower is liable for the loan evidenced by the Note and if future open-end advances are contemplated by such Note, such Note specifically permits such advances. The full amount of the loan authorized is the principal amount of the Note, and the terms of repayment of such loan are set forth in the Note.
The date, if any on which the liability of Mortgagor as well as the conditions, if any, which will cause Mortgagor to pay all or part of the loan evidenced by the Note are set forth in the Guaranty.

   14.16. Waiver of Termination Rights. Mortgagor hereby waives, for itself or any of its assigns who assume this Mortgage, any rights it may have under Section 49-2(c)(7) of the Connecticut General Statutes, as amended, or otherwise, to terminate the right of Mortgagee to make
"optional future advances" as defined under said Statute.

   14.17.  Prejudgment Remedy Waiver.  MORTGAGOR HEREBY
REPRESENTS, COVENANTS AND AGREES THAT THE PROCEEDS OF THE
LOAN SHALL BE USED FOR GENERAL COMMERCIAL PURPOSES AND THAT
THE TRANSACTION OF WHICH THIS MORTGAGE IS A PART IS A
"COMMERCIAL TRANSACTION" AS DEFINED BY THE STATUTES OF THE
STATE OF CONNECTICUT.  MORTGAGOR HEREBY WAIVES ALL RIGHTS
TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER
CONNECTICUT GENERAL STATUTES, SECTIONS 52-278a et seq., AS
AMENDED, OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH
RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES MORTGAGEE MAY
EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES HEREUNDER.  MORE
SPECIFICALLY, MORTGAGOR ACKNOWLEDGES THAT MORTGAGEE'S
ATTORNEY MAY, PURSUANT TO CONNECTICUT GENERAL STATUTES,
SECTION 52-278f, ISSUE A WRIT FOR A PREJUDGMENT REMEDY
WITHOUT SECURING A COURT ORDER.  MORTGAGOR ACKNOWLEDGES AND
RESERVES ITS RIGHT TO NOTICE AND A HEARING SUBSEQUENT TO
THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY BY
MORTGAGEE'S ATTORNEY, AND MORTGAGEE ACKNOWLEDGES
MORTGAGOR'S RIGHT TO SAID HEARING SUBSEQUENT TO THE
ISSUANCE OF SAID WRIT.  MORTGAGOR FURTHER HEREBY WAIVES ANY
REQUIREMENT OR OBLIGATION OF MORTGAGEE TO POST A BOND OR
OTHER SECURITY IN CONNECTION WITH ANY PREJUDGMENT REMEDY
OBTAINED BY MORTGAGEE AND WAIVES ANY OBJECTIONS TO ANY
PREJUDGMENT REMEDY OBTAINED BY MORTGAGEE BASED ON ANY
OFFSETS, CLAIMS, DEFENSES OR COUNTERCLAIMS OF MORTGAGOR OR
ANY OTHER OBLIGATED PARTY TO ANY ACTION BROUGHT BY
MORTGAGEE.  MORTGAGOR ACKNOWLEDGES AND AGREES THAT ALL OF
THE WAIVERS CONTAINED IN THIS SECTION HAVE BEEN MADE
KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY,
AND WITH THE ADVICE OF ITS COUNSEL.

   14.18. Non-Merger. In the event Mortgagee shall acquire title to the Mortgaged Premises by conveyance from Mortgagor or as a result of the foreclosure, this Mortgage shall not merge in the fee estate of the Mortgaged Premises but shall remain and continue as an existing and enforceable lien for the Liabilities secured hereby until the same shall be released of record by Mortgagee in writing.

15.  DEFEASANCE.

     NOW THEREFORE, if all agreements and provisions contained herein are fully kept and performed by Mortgagor, and all of the Liabilities shall be fully paid in all respects, then this Mortgage shall be void; otherwise to remain in full force and effect.

     IN WITNESS WHEREOF, Mortgagor, intending to be legally bound, has duly executed and delivered this Mortgage and Security Agreement as of the day and year first above written.


WITNESS/ATTEST:              ENERGY RESEARCH CORPORATION



                              By:
Name:                         Name:
Title:                        Title:



Name:
Title:


STATE OF CONNECTICUT)
                    )  SS:  BRIDGEPORT
 COUNTY OF FAIRFIELD)


     On this the 28th day of June, 1996 before me, the undersigned officer, personally appeared _____________, who acknowledged him/herself to be the _______________ of ENERGY RESEARCH CORPORATION, a corporation, and that he/she as such ____________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by him/herself as such ______________ and as his/her and its free act and deed.

     IN WITNESS WHEREOF, I hereunto set my hand.




                        _____________________
                        Commissioner of the Superior Court
                        Notary Public
                        My Commission Expires: